EXHIBIT 3.01

                            ARTICLES OF INCORPORATION
                                       OF
                         CLUCKER'S TEX-MEX VENTURE, INC.

     The undersigned, acting as incorporator of a corporation under the Texas Business Corporation Act, as amended (the "Act"), hereby adopts the following Articles of Incorporation for such corporation.

                                  ARTICLE ONE
                                      NAME
                                      ----

     The name of the corporation is CLUCKER'S TEX-MEX VENTURE, INC. (the "Corporation").

                                  ARTICLE TWO
                               PERIOD OF DURATION
                               ------------------

     The period of duration of the Corporation is perpetual.

                                  ARTICLE THREE
                               PURPOSES AND POWERS
                               -------------------

     Section 1. Purposes. The purposes for which the Corporation is organized are to transact any and all lawful business for which corporations may be incorporated under the Act.

     Section  2.  Powers.   Subject  to  any  specific  written  limitations  or
restrictions imposed by the Act, by other law, or by these Articles of Incorporation, and solely in furtherance thereof, but not in addition to the limited purposes set forth in Section 1 of this Article, the Corporation shall have and exercise all of the powers specified in the Act, which powers are not inconsistent with these Articles.


                                  ARTICLE FOUR
                  CAPITALIZATION, PREEMPTIVE RIGHTS AND VOTING
                  --------------------------------------------

     Section 1. Authorized Shares. The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is FIFTEEN MILLION (15,000,000) shares of which TEN MILLION (10,000,000) shall be Common Stock and FIVE MILLION (5,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of ONE CENTS ($.01), and each share of Preferred Stock shall have a par value of ONE DOLLAR ($1.00).

     The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provisions of the Act. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

     Section 2. Preemptive Rights. No holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any capital stock of any class which the Corporation may issue or sell, whether or not exchangeable for any capital stock of the Corporation of any class or classes, whether issued out of unissued shares authorized by these Articles of Incorporation as originally filed or by any amendment thereof, or out of shares of capital stock of the Corporation acquired by it after the issue thereof; nor shall any holder of shares of capital stock of the Corporation, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

     Section 3. Voting. In the exercise of voting privileges, each holder of shares of the capital stock of the Corporation shall be entitled to one (1) vote for each share held in his name on the books of the Corporation. In all elections of Directors of the Corporation, cumulative voting is expressly prohibited. As such, each holder of shares of capital stock of the Corporation entitled to vote at the election of Directors shall have the right to vote, in person or by proxy, all or any portion of such shares for or against each individual Director to be elected and shall not be entitled to vote for or against any one Director more than the aggregate number of shares held by such holder which are entitled to vote on the election of Directors. With respect to any action to be taken by the Shareholders of the Corporation as to any matter, the affirmative vote of the holders of a majority of the shares of the capital stock of the Corporation entitled to vote thereon and represented in person or by proxy at a meeting of the Shareholders at which a quorum is present shall be sufficient to authorize, affirm, ratify or consent to such action. Any action required by the Act to be taken at any annual or special meeting of Shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote thereon.

                                  ARTICLE FIVE
                            COMMENCEMENT OF BUSINESS
                            ------------------------

     The Corporation shall not commence business until it has received for the issuance of its shares of Common Stock consideration of the value of at least ONE THOUSAND AND N0/100 DOLLARS ($1,000.00) consisting of money paid, labor done, or property actually received.

                                   ARTICLE SIX
                           REGISTERED AGENT AND OFFICE
                           ---------------------------

     Section 4. Registered Office. The address of the initial registered office of the Corporation is Billy Blues Food Corporation, 1250 Northeast Loop 410, Suite 430, San Antonio, Texas 78209.

     Section 5. Registered Agent. The name of the initial registered agent of the Corporation at such address is William J. Gallagher.

                                  ARTICLE SEVEN
                                    DIRECTORS
                                    ---------

     Section 1. Initial Board of Directors. The business and affairs of the Corporation shall be managed by or be under the direction of the Board of Directors of the Corporation. The initial Board of Directors shall consist of four members who need not be residents of the State of Texas or Shareholders of the Corporation. The number of Directors of the Corporation may from time to time be changed in accordance with the Bylaws of the Corporation and the Act.

     Section 2. Names and Addresses. The names and addresses of the persons who are to serve as Directors until the first annual meeting of Shareholders or until their successors are elected and qualified, or until their earlier death, resignation, or removal are as follows:

NAME                            ADDRESS                CITY, STATE
----                            -------                -----------
William J. Gallagher            1250 NE Loop 410       San Antonio, Texas  78209
                                Suite 430

John H. Coleman, III            1250 NE Loop 410       San Antonio, Texas  78209
                                Suite 430

Dr. Henry Salzarulo             1250 NE Loop 410       San Antonio, Texas  78209
                                Suite 430

Sam Bell Steves                 1250 NE Loop 410       San Antonio, Texas  78209
Rosser                          Suite 430


     Section 3. Limitations on Liability of Directors. No Director of the Corporation shall be personally liable to the Corporation or its Shareholders for monetary damages for an act or omission in the Director's capacity as a Director; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director to the extent a Director is found liable for
(a) a breach of the Director's duty of loyalty to the Corporation or its Shareholders, (b) an act or omission not in good faith that constitutes a breach of duty of the Director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law, (c) a transaction from which the Director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the Director's office, or (d) an act or omission for which the liability of the Director is expressly provided by an applicable statute.

     If the Texas Miscellaneous Corporation Laws Act or other applicable provision of Texas law hereafter is amended to authorize further elimination or limitation of the liability of Directors, then the liability of a Director of the Corporation, in addition to the limitation on the personal liability provided herein, shall be limited to the fullest extent permitted by the Texas Miscellaneous Corporation Laws Act or other applicable provision of Texas law as amended. Any repeal or modification of this Section 3 by the Shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE EIGHT
                      SPECIAL POWERS OF BOARD OF DIRECTORS
                      ------------------------------------

     In furtherance of, and not in limitation of the powers and authorities conferred under the Act, the Board of Directors is expressly authorized:

          1. To make, alter, amend and rescind the Bylaws of the Corporation; to fix, adjust and maintain from time to time the amount to be reserved as working capital; and to authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

          2. From time to time, to determine whether and to what extent and at what times and places and under what conditions and provisions the accounts and books of the Corporation shall be maintained and made available for inspection of any Shareholder, and no Shareholder shall have any right to inspect any account or books or records of the Corporation, except as provided in the Act, or authorized by the Board of Directors.

          3. If the Bylaws so provide, to designate two or more of their number to constitute an executive committee, which committee shall, as provided in said resolution or in the Bylaws of the Corporation, have and exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, except to the extent that the Act requires a particular matter to be authorized by the Board of Directors.

                                  ARTICLE NINE
                           ADDITIONAL POWERS IN BYLAWS
                           ---------------------------

     The Corporation may in its Bylaws confer powers and authorities upon the Board of Directors in addition to the foregoing and to those expressly conferred upon them by the Act.

                                   ARTICLE TEN
               TRANSACTIONS WITH INTERESTED DIRECTORS AND OFFICERS
               ---------------------------------------------------

     No contract or transaction between the Corporation and one or more of its Directors or Officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Directors or Officers of the Corporation are directors, officers or partners, or have a financial interest, shall be void or voidable solely by reason of such relationship, or solely because the Director or Officer is present at or participates in the meeting of the Board of Directors of the Corporation or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if any one of the following conditions are met:

          1. The material facts concerning the relationship or interest of the Director or Officer and the material facts concerning the contract or transaction are disclosed or are known to the Board of Directors of the Corporation or the committee thereof that considers the contract or transaction, and the Board of Directors of the Corporation or committee thereof in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

          2. The material facts concerning the relationship or interest of the Director of Officer and the material facts concerning the contract or transaction are disclosed or are known to the Shareholders of the Corporation entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the Shareholders of the Corporation at any annual or special meeting of Shareholders called for that purpose; or

          3. The contract or transaction is fair to the Corporation at the time it is authorized, approved or ratified by the Board of Directors of the Corporation, a committee thereof, or the Shareholders of the Corporation.

          Common or interested Directors may be counted in determining the presence of a quorum at a meeting or the Board of Directors of the Corporation or of a committee thereof that authorizes such contract or transaction.

                                 ARTICLE ELEVEN
                                 INDEMNIFICATION
                                 ---------------

     Section 1. Mandatory Indemnification and Advancement of Expenses. Each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding ("Proceeding"), by reason of the fact that he is or was a Director or Officer of the Corporation, or who, while a Director or Officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Act against all judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such Proceeding. Such right shall be a contract right and shall include the right to require advancement by the Corporation of reasonable expenses (including attorneys' fees) incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made by the Corporation only upon delivery to the Corporation of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under the Act and a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it should be ultimately determined that such person has not satisfied such requirements.

     Section 2. Nature of Indemnification. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights permitted by law to which a person seeking indemnification may be entitled under any Bylaw, agreement, vote of Shareholders or disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a Director or Officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 3. Insurance. The Corporation shall have power to purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article Eleven or the Act.

                                 ARTICLE TWELVE
                               AMENDMENT OF BYLAWS
                               -------------------

     The Shareholders of the Corporation hereby delegate to the Board of Directors the power to adopt, alter, amend or repeal the Bylaws of the Corporation. Such power shall be vested exclusively in the Board of Directors and shall not be exercised by the Shareholders.

                                ARTICLE THIRTEEN
                  POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS
                  --------------------------------------------

     Special meetings of the Shareholders of the Corporation may be called by the President of the Corporation, the Board of Directors or holders of not less than ten percent (10%) of all the shares entitled to vote at the proposed special meeting of the Shareholders.

                                ARTICLE FOURTEEN
                                   AMENDMENTS
                                   ----------

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation or in its Bylaws in the manner now or hereafter prescribed by the Act or these Articles of Incorporation, and all rights conferred on Shareholders herein are granted subject to this reservation.

                                 ARTICLE FIFTEEN
                                    CAPTIONS
                                    --------

     The captions used in these Articles of Incorporation are for convenience only and shall not be construed in interpreting the provisions hereof.

                                 ARTICLE SIXTEEN
                                  INCORPORATOR
                                  ------------

     The name and address of the Incorporator are as follows:

NAME                         ADDRESS                   CITY, STATE
----                         -------                   -----------

George L. Diamond            901 Main Street,          Dallas, Texas  75202-3714
                             Suite 3300


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this l1th of June, 1993.


                                                     INCORPORATOR:


                                                     /s/ George L. Diamond
                                                     ---------------------
                                                     George L. Diamond

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                         CLUCKER'S TEX-MEX VENTURE, INC.
                         -------------------------------


     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, CLUCKER'S TEX-MEX VENTURE, INC., the undersigned corporation (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation:

                               ARTICLE ONE : NAME

     The name of the corporation is CLUCKER'S TEX-MEX VENTURE, INC.

                            ARTICLE TWO : AMENDMENTS

     The following amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors of the Corporation on June 18, 1993 in order to change the name of the Corporation.

     2.1 Article 1 of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                                   ARTICLE ONE
                                      NAME
                                      ----

     The name of the corporation is TEX-MEX VENTURE, INC. (the "Corporation").

                       ARTICLE THREE : OUTSTANDING SHARES

     The number of shares of the Corporation outstanding at the time of such adoption was zero (0) shares of the Common Stock, $0.01 par value per share; and the number of shares of the Common Stock entitled to vote thereon was zero (0). As such, the Board of Directors of the Corporation, consisting of four (4) members, authorized and adopted the foregoing by written consent on even date, with said Articles of Amendment being executed by the following three (3) Directors constituting a majority of the Board of Directors of the Corporation.

Executed this 18th day of June, 1993.


                                             CLUCKER'S TEX-MEX VENTURE, INC.


                                             By: /s/ William J. Gallagher
                                             ----------------------------
                                                   WILLIAM J. GALLAGHER,
                                                   Director


                                             By: /s/ Steves Rosser
                                             ---------------------
                                                   SAM BELL STEVES ROSSER,
                                                   Director


                                             By: /s/ John H. Coleman, III
                                             ----------------------------
                                                   JOHN H. COLEMAN, III,
                                                   Director

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

     Pursuant to the provisions of Article 4.0 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE I

     The name of the corporation is TEX MEX VENTURES, INC.

                                   ARTICLE II

     The following amendment to the Articles of Incorporation was adopted by shareholders of the corporation on April 28, 1995.

     The amendment alters Article I of the Original Articles of Incorporation and the full text of each provision added is as follows:

     "The name of the Corporation is CLUCKCORP INTERNATIONAL, INC."

                                  ARTICLE III

     The number of shares of the corporation outstanding at the time of such adoption was 2,475,000, and the number of shares entitled to vote thereon was 2,475,000.

                                   ARTICLE IV

     The number of shares voted for such amendment was 1,672,500, and the number of shares voted against such amendment was 0.

                                      -OR-

     The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment and any notice required has been given.

      Dated: April 28, 1995

                                             CLUCKCORP INTERNATIONAL, INC.


                                             /s/ William J. Gallagher
                                             ------------------------
                                             William J. Gallagher
                                             Secretary

            STATEMENT OF CHANGE OF REGISTERED OFFICE/REGISTERED AGENT
            ---------------------------------------------------------
                                       OF
                          CLUCKCORP INTERNATIONAL, INC.
                        (Formerly Tex Mex Venture, Inc.)

                             (A Profit Corporation)

1.   The name of the corporation is:

                          Cluckcorp International, Inc.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of Texas before filing this statement is:

                          Billy Blues Food Corporation
                       1250 Northeast Loop 410, Suite 430
                            San Antonio, Texas 78209

3. The address, including street and number, to which its registered office is to be changed is:

                            Gunn, Lee & Miller, P.C.
                         300 Convent Street, Suite 1650
                            San Antonio, Texas 78205

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, before filing this statement is:

                                William Gallagher

5.   The name of its new registered agent is:

                                 Mark H. Miller

6. The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

7.   Such change was authorized by:

     |X|   The Board of Directors
     |_|   An officer of the corporation so authorized by the Board of Directors


                                            /s/ William Gallagher
                                            ---------------------
                                            William Gallagher, Chairman of Board

                          CLUCKCORP INTERNATIONAL, INC.
                              (a Texas corporation)

                             STATEMENT OF RESOLUTION
                     ESTABLISHING SERIES OF PREFERRED STOCK
                 Series A Redeemable Convertible Preferred Stock

To:  The Secretary of State
     of the State of Texas

     Pursuant  to  the   provisions  of  Article  2.13  of  the  Texas  Business
Corporation Act (the "Act"), the undersigned corporation, CLUCKCORP INTERNATIONAL, INC. (the "Corporation"), hereby submits the following statement for the purpose of establishing and designating a series of shares of preferred stock to be known as Series A Redeemable Convertible Preferred Stock and fixing and determining the relative rights and preferences thereof:

                                  ARTICLE ONE

                                      NAME
                                      ----

     1. The name of the Corporation is CLUCKCORP INTERNATIONAL, INC. and the charter number of the Corporation is 01274398.

                                  ARTICLE TWO

                              CORPORATE RESOLUTIONS
                              ---------------------

     1. The following resolution establishing and designating a series of preferred stock, to-wit: the Series A Redeemable Convertible Preferred Stock (the "Series A Preferred Stock"), and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on May 19, 1997:

     BE IT RESOLVED that, pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with Article Four,
Section I of the Corporation's Articles of Incorporation, authorizing 5,000,000 shares of Preferred Stock (the "Preferred Stock"), $1.00 par value per share, approved and adopted on June 17, 1993 by the affirmative vote of the holders of more than the requisite majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote thereon (being the only voting capital stock of the Corporation then outstanding) in accordance with and pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "Act"), the Board of Directors of the Corporation does hereby approve and adopt the following resolutions designating and authorizing for issuance, in accordance with the provisions of Article 2.13 of the Act, the Series A Preferred Stock of the Corporation, said resolutions hereby effected being prior to the issuance of any shares of Preferred Stock, such shares of Series A Preferred Stock to consist of 3,000,000 shares, each having a par value of $1.00 per share, and each of which shares of Series A Preferred Stock shall have the dividend rights, voting powers, redemption provisions, liquidation preferences and the relative, optional or other special rights, and shall be subject to the qualifications, limitations or restrictions set forth below and the remaining 2,000,000 authorized shares of the Preferred Stock shall remain undesignated and reserved for future issuance subject to the future action of the Board of Directors of the Corporation.

               Rights and Preferences of Series A Preferred Stock
               --------------------------------------------------

     2. Dividends.

     (a) Amount and Payment of Dividend. Subject to the limitations hereinafter set forth, the holders of Series A Preferred Stock shall be entitled to receive, but only when, if and as declared by the Board of Directors, dividends at the rate of twelve percent (12%) per annum of the original issue price thereof of Ten and No/100 Dollars ($10.00) per share, and no more, payable in arrears quarterly in installments out of the funds of the Corporation legally available therefor on March 31, June 30, September 30 and December 31 of each year (the "Dividend Payment Date") commencing September 30, 1997. Such dividends may be paid in cash or in shares of Common Stock of the Corporation as determined by the Corporation's Board of Directors in its sole discretion; provided, however, no fractional shares of Common Stock may be issued for dividends, any fractional shares of Common Stock will be rounded to the nearest whole share, and provided further that if any such dividend is paid in whole or in part by shares of Common Stock, the number of shares of Common Stock to be issued as a stock dividend shall be determined by the reported market price of a share of Common Stock on the last day of the calendar quarter for such stock dividend. Any shares of Series A Preferred Stock issued after the date hereof shall accrue dividends from the date of issuance.

     (b) Cumulative Rights. To the extent, if any, that dividends at the rate set forth in Section 1(a) above shall not be paid or set apart in full for the Series A Preferred Stock, the aggregate deficiency shall be cumulated and must be fully paid or set apart for payment before any dividends may be paid upon or set apart for the Common Stock of the Corporation or before the Corporation may purchase any of its Common Stock or otherwise make any distribution on account of its Common Stock or any other class of capital stock now or hereafter authorized or issued by the Corporation which ranks on a parity with or junior to the Series A Preferred Stock (other than (i) a dividend payable in Common Stock, or (ii) by conversion into or exchange for capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends).

     (c) No Interest on Accrued Dividends. Any accumulations of dividends on the Series A Preferred Stock shall not bear interest.

     (d) Declaration. Dividends on the Series A Preferred Stock shall be declared if, when and as the Board of Directors of the Corporation shall in its sole discretion deem advisable, and only from the surplus of the Corporation as such shall be fixed and determined by the said Board of Directors. The determination of the Board of Directors at any time of the amount of surplus available for the payment of dividends shall be binding and conclusive on the holders of the shares of Series A Preferred Stock then outstanding. If dividends are not paid in full upon the Series A Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon shares of Series A Preferred Stock and upon such other shares of Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series A Preferred Stock and such other Preferred Stock shall bear the same ratio to each other that the accumulated dividends per share on the shares of the Series A Preferred Stock and such other shares of Preferred Stock bear to each other. The holders of the Series A Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends provided for in the preceding provisions of this Section.

     2. Voting Rights and Notice of Meetings. The holders of the Common Stock shall have the exclusive right and power to vote on any matter submitted to a vote of the shareholders of the Corporation and the holders of the Series A Preferred Stock shall have no right or power whether authorized by the Act or otherwise to vote on any matter or in any proceeding or to be represented at or to receive notice of any meeting of the shareholders.

     3. Redemption.

     (a) Selection of Shares for Redemption. At any time on or after nine months from the initial date of issuance of the Series A Preferred Stock, the Corporation may purchase or redeem all, or from time to time any part of, the shares of Series A Preferred Stock then issued and outstanding; provided, however, no shares of Series A Preferred Stock may be redeemed until all accrued and unpaid dividends, if any, on all outstanding shares of Series A Preferred Stock have been paid in full. If less than all of the shares of Series A Preferred Stock then issued and outstanding are to be redeemed at one time, the shares of Series A Preferred Stock to be redeemed shall be selected pro rata or by lot in such manner as may be prescribed by the resolution of the Board of Directors of the Corporation. The Corporation shall on the redemption date pay the holders of the shares of Series A Preferred Stock so purchased or redeemed the Redemption Price (as hereinafter defined) for such shares out of the funds of the Corporation legally available therefor or through the issuance of Common Stock of the Company in its sole discretion. Such redemption shall be effected by call and written or printed notice (the "Redemption Notice") shall be given to each holder of record of Series A Preferred Stock shares being called, either personally or by mail to such holders last known address as shown on the records of the Corporation, not less than thirty (30) days before the date fixed for redemption. The Redemption Notice shall set forth (i) the shares of Series A Preferred Stock, or part thereof, to be redeemed, (ii) the date fixed for redemption, (iii) the Redemption Price, whether payable in cash or in Common Stock, and (iv) the place at which the holders of Series A Preferred Stock may obtain payment of the Redemption Price upon surrender of their respective share certificates. The redemption price (the "Redemption Price") for the shares of Series A Preferred Stock being redeemed shall be 110% of the average bid price per share of the Series A Preferred Stock as quoted on the NASDAQ, or other national securities exchange, for the 20 trading days prior to the redemption date, plus all dividends accrued and unpaid on such shares of Series A Preferred Stock.

     (b) Surrender of Shares. On or after the date fixed for redemption, each holder of Series A Preferred Stock called for redemption shall, unless such holder shall have previously exercised such holder's option to convert the Series A Preferred Stock into Common Stock in the manner set forth in Section 4 below, surrender such holder's certificates for such shares of Series A Preferred Stock to the Corporation at the place designated in the Redemption Notice and shall thereupon be entitled to receive the Redemption Price. Should less than all the shares of Series A Preferred Stock represented by any surrendered certificate be redeemed, a new certificate for the unredeemed shares shall be issued to the holder of record of such unredeemed shares.

     (c) Cessation of Rights as Shareholder. From and after the redemption date (unless default shall be made by the Corporation in duly paying the Redemption Price in which case all rights of the holders of Series A Preferred Stock shall continue), the holders of the shares of the Series A Preferred Stock called for redemption shall cease to have any rights as shareholders of the Corporation except the right to receive, without interest, the Redemption Price thereof upon surrender of the certificate(s) representing the shares of Series A Preferred Stock being redeemed, and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and shall not be deemed outstanding for any purpose whatsoever.

     (d) Cancellation of Redeemed Shares. All shares of Series A Preferred Stock that are redeemed shall be canceled and such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

     (e) Deposit of Redemption Price into Trust. If, on or prior to any date fixed for redemption of shares of Series A Preferred Stock as provided in this Section, the Corporation deposits with any bank or trust company in Texas, or any bank or trust company in the United States duly appointed and acting as transfer agent for the Corporation, as a trust fund, a sum sufficient to redeem, on the date fixed for redemption, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to publish the notice of redemption, or to complete such publication if already commenced, and to pay, on and after the date fixed for redemption or prior to such date, the Redemption Price of the shares to their respective holders on surrender of their share certificates, then from and after the date of the deposit, even though such date may be prior to the date fixed for redemption, the shares so called shall be deemed to be redeemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposits shall be deemed to constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall be deemed to be no longer outstanding, and the holders of the shares shall cease to be shareholders with respect to such shares and shall have no rights with respect to such shares, except the right to receive from the bank or trust company payment of the Redemption Price of the shares, without interest, on surrender of their certificates, or the right to convert said shares to Common Stock as provided in Section 4 below. Any money so deposited on account of the Redemption Price of Series A Preferred Stock shares converted after the making of the deposit shall be repaid immediately to the Corporation on the conversion of such preferred shares. Money so deposited and unclaimed at the end of three (3) years shall be repaid to the Corporation and thereafter the holders of such shares of Series A Preferred Stock called for redemption shall look only to the Corporation for payment.

     4. Conversion of Series A Preferred Stock.

     (a) Conversion Right of Holder. Each share of the Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after nine months from the date of initial issuance of such share of Series A Preferred Stock (or, if such share is called for redemption, at any time up to and including, but not after, the close of business on the fifth full business day prior to the date fixed for such redemption, unless default shall be made by the Corporation in providing funds for the payment of the Redemption Price) into fully-paid and nonassessable whole shares of Common Stock upon the terms and conditions set forth in the following paragraphs of this Section.

     (b) Mandatory Automatic Conversion. If at any time after nine months from the date of initial issuance of such share of Series A Preferred Stock, the closing price of the Series A Preferred Stock for a period of ten (10) consecutive trading days equals or exceeds Twenty and No/100 Dollars ($20.00) per share, all outstanding Series A Preferred Stock will automatically convert into Common Stock at the Conversion Ratio set forth in Section 4(d) below.

     (c) Exercise of Conversion Right. Any holder of the Series A Preferred Stock electing to convert such stock into Common Stock pursuant to Section 4(a) hereof shall deposit the certificates for the Series A Preferred Stock at the Corporation's principal office, with the form of written notice to the Corporation endorsed on such certificate(s) of his election to convert such Series A Preferred Stock into Common Stock duly filled out and executed. The holder of any Series A Preferred Stock converted into Common Stock pursuant to the provisions of Section 4(b) hereof shall deposit the certificates for the Series A Preferred Stock at the Corporation's principal office within thirty
(30) days after receipt of written notice from the Corporation of the automatic mandatory conversion. If the holder of the Series A Preferred Stock fails to deliver the certificates for the Series A Preferred Stock to the Corporation within such thirty (30) day period, the Corporation may nevertheless without further notice to such holder treat such shares as being canceled upon issuance of the appropriate number of shares of Common Stock to such holder. The conversion right in respect of any such Series A Preferred Stock shall be deemed to have been exercised at either (i) the date on which the certificates therefor and such notice of election duly filled out and executed shall have been so deposited with the Corporation in the event the conversion right is being exercised by the holder of the Series A Preferred Stock pursuant to Section 4(a) hereof, or (ii) thirty (30) days after the Corporation mails written notice to the Series A Preferred Stock holder in the event the conversion is a mandatory automatic conversion pursuant to Section 4(b). The person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date; provided, however, that the conversion right in respect of any certificate(s) so deposited after the close of business on any day shall not be deemed to have been exercised until the next succeeding business day. As soon as practicable, and in any event within thirty (30) business days after the date of conversion of any Series A Preferred Stock into Common Stock pursuant to Section 4(a) or 4(b) hereof, the Corporation shall deliver to the person entitled thereto, certificate(s) representing the shares of Common Stock to which such person shall be entitled on such conversion. The Corporation, as a condition to the exercise of such rights of conversion, may require the payment of a sum equal to any transfer tax or other governmental charge (but not including any tax payable upon the issue of stock deliverable upon such conversion) that may be imposed or required by law, upon any transfer incidental or prior thereto, or the submission of proper proof that the same has been paid.

     (d) Conversion Ratio. For each share of Series A Preferred Stock converted as provided in Section 4(a) or 4(b) hereof the Corporation shall deliver to the holder thereof 2.7 shares of Common Stock subject to adjustment as provided in
Section 4(e) below; provided, however, the Corporation shall not be required, in connection with any such conversion, to issue a fraction of a share of its Common Stock nor to deliver any stock certificate representing a fraction thereof.

     (e) Adjustment of Conversion Ratio. The number of shares of Common Stock into which, under the Conversion Ratio stated in Section 4(d) hereof, each share of the Series A Preferred Stock is convertible, is based upon an assigned conversion ratio of $3.70 (the "Conversion Price"). Such Conversion Ratio shall be subject to adjustment from time to time in certain instances, as follows:

     (1) On Recapitalization. On any recapitalization of the Corporation through the subdivision or combination of its outstanding Common Stock into a greater or smaller number of shares, the number of shares of Common Stock into which the shares of Series A Preferred Stock may be converted shall be increased or reduced in the same proportion.

     (2) On Dividend or Distribution Payable in Common Stock or Convertible Securities. If the Corporation takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, or in securities convertible into or exchangeable for Common Stock, the maximum number of shares of Common Stock issuable in payment of such dividend or distribution, or on conversion of or in exchange for the securities convertible into or exchangeable for Common Stock, shall be deemed to have been issued and to be outstanding as of such record date, and the number of shares of Common Stock into which the shares of Series A Preferred Stock may be converted shall be increased in proportion to the increase of the number of outstanding shares of Common Stock resulting therefrom.

     (3) On Capital Reorganization, Reclassification, Consolidation, Merger or Sale of Corporate Assets. On any capital reorganization, reclassification of the capital stock, consolidation, merger, or sale or conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series A Preferred Stock shall be convertible into the same kind and amounts of securities, including share or other assets, or both, to which the number of common shares of the Corporation which would have been deliverable on conversion of such shares of Series A Preferred Stock immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance would have been entitled. Appropriate adjustments, as determined by the Board of Directors of the Corporation, shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock so that said provisions, including the provisions with respect to changes in, and other adjustments of, the Conversion Rate, shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other assets thereafter deliverable on conversion of the shares of Series A Preferred Stock.

     (f) Statement of Adjusted Amount. Whenever the amount of shares of Common Stock or other securities deliverable on the conversion of Series A Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith maintain at its office and file with the transfer agent or agents for the Series A Preferred Stock and for Common Stock, a statement signed by the President or Vice President of the Corporation and by its Chief Financial Officer, stating the adjusted amount of the Common Stock or other securities deliverable for each share of Series A Preferred Stock, calculated to the nearest one hundredth (1/100) share, and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

     (g) Fractional Shares. Neither fractional shares nor scrip or other certificates evidencing such shares shall be issued on conversion of the Series A Preferred Stock as herein provided, but the Corporation shall, in lieu thereof, round all such fractional shares to the nearest whole share.

     (h) Payment of Taxes on Conversion of Series A Preferred Stock. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered and no such issue or delivery shall be made unless and until the person requesting it has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (i) Reservation of Sufficient Common Stock. So long as any shares of Series A Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert said shares in accordance with the provisions of this
Section 4, the Corporation will at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions, and will take such other corporation action as may be necessary from time to time in order that it may validly and legally issue fully-paid and non-assessable shares of such Common Stock upon conversion of the Series A Preferred Stock.

     (j) Definition of Common Stock. In each case where reference is made to the Common Stock of the Corporation in this Section, unless a different intention is expressed, such reference is to the class of Common Stock of the Corporation as such class of stock exists at the date of the adoption of these provisions, or stock into which the same may be changed from time to time.

     (k) Status of Converted Preferred Shares. All shares of Series A Preferred Stock so converted shall be canceled and such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

     5. Liquidation Rights.

     (a) Liquidation Preference Amount. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the business or affairs of the Corporation, and after payment of, or adequate provision for payment of, the debts, liabilities and other claims of the Corporation as determined by its Board of Directors, each holder of the Series A Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock, or on any other class of stock of the Corporation ranking junior to the shares of Series A Preferred Stock upon liquidation, the amount of Ten and No/100 Dollars ($10.00) per share of Series A Preferred Stock, plus all accrued and unpaid dividends on each such share up to the date fixed for distribution.

     (b) Proportionate Distribution Where Assets Insufficient. In the event the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock upon dissolution, liquidation or winding up of the Corporation whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section, no such distribution shall be made on account of any shares of any class of capital stock of the Corporation ranking on a parity with the shares of Series A Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series A Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (c) Nonparticipation Right. After the payment to the holders of the shares of Series A Preferred Stock of the full preferential amounts provided for in either paragraph (a) or (b) of this Section, as applicable, the holders of Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

     (d) Excluded Transactions. Neither the consolidation nor merger of the Corporation with or into any other corporation, nor the sale, mortgage, exchange or conveyance of all or substantially all of the properties, assets or business of the Corporation, nor any liquidation, dissolution or winding up of the Corporation occurring substantially concurrently with any such transaction shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning hereof, unless otherwise determined by the Board of Directors of the Corporation.

     6. No  Preemptive  Rights.  No holder of shares of the  Series A  Preferred
Stock shall, as such holder, have any preemptive right to subscribe to or purchase any shares of any class of capital stock of the Corporation now or hereafter authorized or issued, whether or not exchangeable for any capital stock of the Corporation of any class or classes now or hereafter authorized or issued; nor shall any holder of shares of the Series A Preferred Stock, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes of the Corporation.

     7. Determination of Market Value of Common Stock and Preferred Stock. The determination of the per share market value of Common Stock and Preferred Stock as set forth in previous Sections shall be determined using the last sale price of the day or, where no sale is made on that day, the average of the closing bid and asked prices for that day as reported by the NASDAQ Small Cap - Issue System if the Common Stock is at the time listed thereon or, if it is not so listed, on any other national securities exchange selected by the Corporation on which it is at the time listed. If the Common Stock or Preferred Stock is not at the time listed on any national securities exchange, its market value for the purposes hereof shall be the fair value as determined and certified to the Corporation by a member of a national securities exchange selected by the Corporation. If no market value can be ascertained in accordance with the foregoing provisions, the market value shall be fixed by the Board of Directors of the Corporation.

     8. Covenants of the Corporation. The Corporation will not, by amendment to its Articles of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the preferences and limitations of Series A Preferred Stock to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions set forth herein relating to Series A Preferred Stock and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against dilution or other impairment.

     IN WITNESS WHEREOF, CLUCKCORP INTERNATIONAL, INC. has caused this Statement of Resolution Establishing Series of Shares to be signed by William J. Gallagher, its Chairman of the Board and Chief Executive Officer, and attested by Steves Rosser, its Secretary, this 11th day of June, 1997.

                                         CLUCKCORP INTERNATIONAL, INC.


                                         By: /s/ William J. Gallagher
                                         ----------------------------
                                               WILLIAM J. GALLAGHER,
                                               Chairman of the Board and
                                               Chief Executive Officer


                                         By: /s/ Steves Rosser
                                         ---------------------
                                               STEVES ROSSER,
                                               Vice-President and Secretary

                         HARVEST RESTAURANT GROUP, INC.
                              (a Texas corporation)
                              ---------------------


                     SECOND AMENDED STATEMENT OF RESOLUTION
                     ESTABLISHING SERIES OF PREFERRED STOCK
                     --------------------------------------

                      Series B Convertible Preferred Stock

To:  The Secretary of State
     of the State of Texas

     Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "Act"), the undersigned corporation, HARVEST RESTAURANT GROUP, INC., formerly CluckCorp International, Inc. (the "Corporation"), hereby submits the following statement for the purpose of establishing and designating a series of shares of preferred stock to be known as Series B Convertible Preferred Stock and fixing and determining the relative rights and preferences thereof:

                                  ARTICLE ONE

                                      NAME
                                      ----

     1. The name of the Corporation is HARVEST RESTAURANT GROUP, INC. and the charter number of the Corporation is 01274398.

                                  ARTICLE TWO

                              CORPORATE RESOLUTIONS
                              ---------------------

     1. Be it known that on May 19, 1997 the Corporation had established and designated 3,000,000 shares of its preferred stock as Series A Redeemable Convertible Preferred Stock ("Series A Preferred Stock").

     2. The following resolution establishing and designating an additional series of preferred stock, known as: the Series B Convertible Preferred Stock (the "Series B Preferred Stock"), and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on December 15, 1997. The Series B Preferred Stock shall rank junior to the Series A Preferred Stock.

          BE IT RESOLVED that, pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with Article Four, Section I of the Corporation's Articles of Incorporation, authorizing 5,000,000 shares of Preferred Stock (the "Preferred Stock"), $1.00 par value per share, approved and adopted on June 17, 1993 by the affirmative vote of the holders of more than the requisite majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote thereon (being the only voting capital stock of the Corporation then outstanding) in accordance with and pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "Act"), the Board of Directors of the Corporation does hereby approve and adopt the following resolutions designating and authorizing for issuance, in accordance with the provisions of Article 2.13 of the Act, the Series B Preferred Stock of the Corporation, said resolutions hereby effected being made prior to the issuance of any shares of Series B Preferred Stock, such shares of Series B Preferred Stock to consist of 1,000 shares, each having a par value of $1.00 per share, and each of which shares of Series B Preferred Stock shall have the dividend rights, voting powers, redemption provisions, liquidation preferences and the relative, optional or other special rights, and shall be subject to the qualifications, limitations or restrictions set forth below and the remaining 1,999,000 authorized shares of the Preferred Stock shall remain undesignated and reserved for future issuance subject to the future action of the Board of Directors of the Corporation.

               Rights and Preferences of Series B Preferred Stock
               --------------------------------------------------

     1. Dividends.

          (a) Amount and Payment of Dividend. Subject to the limitations hereinafter set forth, the holders of Series B Preferred Stock shall be entitled to receive dividends at the rate of seven percent (7%) per annum of the original issue price thereof of Ten Thousand and No/100 Dollars ($10,000.00) per share, and no more, payable only at the time such shares are converted pursuant to
Section 4 hereof. Such dividends may be paid in cash or in shares of Series A Preferred Stock or Common Stock of the Corporation as determined by the holders of the Series B Preferred stock in its sole discretion; provided, however, no fractional shares of either security may be issued for dividends, any fractional shares will be rounded to the nearest whole share, and provided further that if any such dividend is paid in whole or in part by shares of Series A Preferred Stock or Common Stock, the number of shares of such security to be issued as a stock dividend shall be determined by the reported market price of a share of the respective security on the last day of the period for such stock dividend. Any shares of Series B Preferred Stock issued after the date hereof shall accrue dividends from the date of issuance.

          (b) Cumulative Rights. To the extent, if any, that dividends at the rate set forth in Section 1(a) above shall not be paid or set apart in full for the Series B Preferred Stock, the aggregate deficiency shall be cumulated and must be fully paid or set apart for payment before any dividends may be paid upon or set apart for the Common Stock of the Corporation or before the Corporation may purchase any of its Common Stock or otherwise make any distribution on account of its Common Stock or any other class of capital stock now or hereafter authorized or issued by the Corporation which ranks on a parity with or junior to the Series B Preferred Stock (other than (i) a dividend payable in Common Stock, or (ii) by conversion into or exchange for capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends).

          (c) No Interest on Accrued Dividends. Any accumulations of dividends on the Series B Preferred Stock shall not bear interest.

          (d) Declaration. Dividends on the Series B Preferred Stock shall be declared if, when and as the Board of Directors of the Corporation shall in its sole discretion deem advisable, and only from the surplus of the Corporation as such shall be fixed and determined by the said Board of Directors. The determination of the Board of Directors at any time of the amount of surplus available for the payment of dividends shall be binding and conclusive on the holders of the shares of Series B Preferred Stock then outstanding. If dividends are not paid in full upon the Series B Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series B Preferred Stock, all dividends declared upon shares of Series B Preferred Stock and upon such other shares of Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series B Preferred Stock and such other Preferred Stock shall bear the same ratio to each other that the accumulated dividends per share on the shares of the Series B Preferred Stock and such other shares of Preferred Stock bear to each other. The holders of the Series B Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends provided for in the preceding provisions of this Section.

     2. Voting Rights and Notice of Meeting. The holders of the Common Stock shall have the exclusive right and power to vote on any matter submitted to a vote of the shareholders of the Corporation and the holders of the Series B Preferred Stock shall have no right or power whether authorized by the Act or otherwise to vote on any matter or in any proceeding or to be represented at or to receive notice of any meeting of the shareholders.

     3. Redemption.

     Neither the Corporation nor the Holders of the Series B Preferred Stock shall have any rights of redemption as to the shares of Series B Preferred Stock issued and outstanding.

     4. Conversion of Series B Preferred Stock.

          (a) Conversion Right of Holder. Each share of the Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of initial issuance of such share of Series B Preferred Stock and up until 3 years thereafter, into either fully-paid and nonassessable whole shares of Series A Preferred Stock or Common Stock upon the terms and conditions set forth in the following paragraphs of this Section. However, that if by choosing to convert into one security rather than the other would cause the Corporation to be in violation of a NASDAQ or NASD rule or listing requirement, then the holder shall be precluded from converting into such security. The option of the holder to convert each share of Series B Preferred Stock into shares of Common Stock is available only if: (i) the closing bid price of the Company's Common Stock equals or exceeds $3.00 per share on the date of conversion, or (ii) if a majority of the then current Board of Directors of the Company approves a written notice of conversion submitted by the holder requesting conversion into Common Stock, or (iii) if the holder was otherwise precluded from converting into the Series A Preferred Stock.

          (b) Automatic Conversion. The holder's conversion right shall expire three (3) years after the date of issuance. Upon three years from the date of issuance, all shares of Series B Preferred Stock that remain outstanding will automatically convert into shares of the Corporation's Series A Preferred Stock, however, if the Series A Preferred Stock is not actively traded at the time, then the Series B Preferred Stock shall automatically convert into shares of the Corporation's Common Stock. The Conversion Rate to be utilized for the automatic conversion shall the rate specified in Section 4(d) which yields the largest number of shares to the holder.

          (c) Exercise of Conversion Right. Any holder of the Series B Preferred Stock electing to convert such stock into Series A Preferred Stock or Common Stock pursuant to Section 4(a) hereof shall deliver the certificates for the Series B Preferred Stock to the Corporation's principal office or the office of the Corporations Transfer Agent, with the form of written notice to the Corporation endorsed on such certificate(s) of his election to convert such Series B Preferred Stock into either Series A Preferred Stock or Common Stock duly filled out and executed. The conversion right in respect of any such Series B Preferred Stock pursuant to Section 4(a) hereof shall be deemed to have been exercised at the date on which the holder delivers such notice of conversion duly filled out and executed to the Corporation or the Corporation's transfer agent (the "Date of Election"). A facsimile notice of conversion will be accepted by the Corporation as a valid notice of election, so long as the holder then delivers the original certificates within three business days thereafter. The person entitled to receive the Series A Preferred Stock or Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such security on such date; provided, however, that the conversion right in respect of any notice received after the close of business (11:59 PM
EST) on any day shall not be deemed to have been exercised until the next succeeding business day. As soon as practicable, and in any event within three
(3) business days after the date of receipt of the original certificates of any Series B Preferred Stock to be converted pursuant to Section 4(a) hereof, the Corporation shall deliver to the person entitled thereto, certificate(s) representing the shares of Series A Preferred Stock or Common Stock to which such person shall be entitled on such conversion. The Corporation, as a condition to the exercise of such rights of conversion, may require the payment of a sum equal to any transfer tax or other governmental charge (but not including any tax payable upon the issue of stock deliverable upon such conversion) that may be imposed or required by law, upon any transfer incidental or prior thereto, or the submission of proper proof that the same has been paid.

          (d) Conversion Rate. The number of shares of Series A Preferred Stock or Common Stock issuable upon conversion of each share of Series B Preferred Stock shall be as follows:

               (1) Conversion into Series A Preferred Stock: Equal to $10,000, divided by the lower of: (1) 105% of the average closing bid price of the Series A Preferred Stock during the five trading day period immediately proceeding the Date of Issuance or (2) 80% of the average closing bid price of the Series A Preferred Stock during the five trading day period immediately proceeding the Date of Election as defined in Section 4(c) hereof, provided, however, the Corporation shall not be required, in connection with any such conversion, to issue a fraction of a share of its Series A Preferred Stock nor to deliver any stock certificate representing a fraction thereof.

               (2) Conversion into Common Stock. Equal to $10,000, divided by 80% of the average closing bid price of the Common Stock during the five trading day period immediately proceeding the Date of Election as defined in Section 4(a) hereof; provided, however, in order for any conversion into Common Stock to take place, the price of the Common Stock must be above the minimum price level as set forth in Section 4(a) hereof. Notwithstanding the preceding sentence, Buyer or holder can convert into Common Stock regardless of its price if approved by a majority of the then current Board of Directors, or if he otherwise would be precluded from converting into Company's Series A Preferred. In addition, the Corporation shall not be required, in connection with any such conversion, to issue a fraction of a share of its Common Stock nor to deliver any stock certificate representing a fraction thereof.

               (3) Limitations on Conversion. Any holder of the Series B Preferred Stock will be allowed to convert 50% of the aggregate amount of such holder's Series B Preferred Stock beginning the day after the registration statement registering the underlying shares of Series A Preferred Stock or Common Stock has been declared effective, but no sooner than 60 days from the date the Series B Preferred Stock is issued. Any holder of the Series B Preferred Stock will be allowed to convert any and all remaining shares of holder's Series B Preferred Stock beginning 120 days after the issuance of the Series B Preferred Stock; provided, however, that if on the 120th day after the issuance of the Series B Preferred Stock the registration statement has not yet been declared effective all holders must wait until the registration statement is declared effective before converting any and all of their Series B Preferred Stock.

          (e)  Adjustment of Conversion  Rate.  The number of shares of Series A
Preferred Stock and Common Stock into which share of the Series B Preferred Stock is convertible shall be subject to adjustment from time to time in certain instances, as follows:

               (1) On Recapitalization. On any recapitalization of the Corporation through the subdivision or combination of its outstanding Series A Preferred Stock or Common Stock into a greater or smaller number of shares, the number of shares of Common Stock into which the shares of Series B Preferred Stock may be converted shall be increased or reduced in the same proportion.

               (2) On Capital Reorganization, Reclassification, Consolidation, Merger or Sale of Corporate Assets. On any capital reorganization, reclassification of the capital stock, consolidation, merger, or sale or conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series B Preferred Stock shall be convertible into the same kind and amounts of securities, including share or other assets, or both, into which the number of shares of capital stock of the Corporation which would have been deliverable on conversion of such shares of Series B Preferred Stock immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance would have been entitled. Appropriate adjustments, as determined by the Board of Directors of the Corporation, shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock so that said provisions, including the provisions with respect to changes in, and other adjustments of, the Conversion Rate, shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other assets thereafter deliverable on conversion of the shares of Series B Preferred Stock.

          (f) Statement of Adjusted Amount. Whenever the amount of shares of Series A Preferred Stock or Common Stock or other securities deliverable on the conversion of Series B Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith maintain at its office and file with the transfer agent or agents, a statement signed by the President or Vice President of the Corporation and by its Chief Financial Officer, stating the adjusted amount of any securities deliverable for each share of Series B Preferred Stock, calculated to the nearest one hundredth (1/100) share, and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

          (g) Fractional Shares. Neither fractional shares nor scrip or other certificates evidencing such shares shall be issued on conversion of the Series B Preferred Stock as herein provided, but the Corporation shall, in lieu thereof, round all such fractional shares to the nearest whole share.

          (h) Payment of Taxes on Conversion of Series B Preferred Stock. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Series A Preferred Stock or Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Series A Preferred Stock or Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered and no such issue or delivery shall be made unless and until the person requesting it has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (i) Reservation of Sufficient Series A Preferred Stock and Common Stock. So long as any shares of Series B Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert said shares in accordance with the provisions of this Section 4, the Corporation will at all times reserve from the authorized and unissued shares of its Series A Preferred Stock and Common Stock a sufficient number of shares to provide for such conversions, and will take such other corporation action as may be necessary from time to time in order that it may validly and legally issue fully-paid and non-assessable shares of such Series A Preferred Stock or Common Stock upon conversion of the Series B Preferred Stock.

          (j) Definition of Series A Preferred Stock and Common Stock. In each case where reference is made to the Series A Preferred Stock or Common Stock of the Corporation in this Section, unless a different intention is expressed, such reference is to the series or class of Series A Preferred Stock or Common Stock of the Corporation as such series or class of stock exists at the date of the adoption of these provisions, or stock into which the same may be changed from time to time.

          (k) Status of Converted Preferred Shares. All shares of Series B Preferred Stock so converted shall be canceled and such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

     5. Liquidation Rights.

          (a) Liquidation Preference Amount. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the business or affairs of the Corporation, and after payment of, or adequate provision for payment of, the debts, liabilities and other claims of the Corporation as determined by its Board of Directors, each holder of the Series B Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock, or on any other class of stock of the Corporation ranking junior to the shares of Series B Preferred Stock upon liquidation, the amount of Ten Thousand and No/100 Dollars ($10,000.00) per share of Series B Preferred Stock, plus all accrued and unpaid dividends on each such share up to the date fixed for distribution.

          (b) Proportionate Distribution Where Assets Insufficient. In the event the assets of the Corporation available for distribution to the holders of shares of Series B Preferred Stock upon dissolution, liquidation or winding up of the Corporation whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph
(a) of this Section, no such distribution shall be made on account of any shares of any class of capital stock of the Corporation ranking on a parity with the shares of Series B Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series B Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (c) Nonparticipation Right. After the payment to the holders of the shares of Series B Preferred Stock of the full preferential amounts provided for in either paragraph (a) or (b) of this Section, as applicable, the holders of Series B Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

          (d) Excluded Transactions. Neither the consolidation nor merger of the Corporation with or into any other corporation, nor the sale, mortgage, exchange or conveyance of all or substantially all of the properties, assets or business of the Corporation, nor any liquidation, dissolution or winding up of the Corporation occurring substantially concurrently with any such transaction shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning hereof, unless otherwise determined by the Board of Directors of the Corporation.

     6. No  Preemptive  Rights.  No holder of shares of the  Series B  Preferred
Stock shall, as such holder, have any preemptive right to subscribe to or purchase any shares of any class of capital stock of the Corporation now or hereafter authorized or issued, whether or not exchangeable for any capital stock of the Corporation of any class or classes now or hereafter authorized or issued; nor shall any holder of shares of the Series B Preferred Stock, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes of the Corporation.

     7. Determination of Market Value of Capital Stock of Corporation. The determination of the per share market value of Common Stock and Preferred Stock as set forth in previous Sections shall be determined using the previous five day average closing bid price for the day or, where no sale is made on that day, the average of the closing bid and asked prices for that day as reported by the NASDAQ Small Cap - Issue System if the securities are at the time listed thereon or, if it is not so listed, on any other national securities exchange selected by the Corporation on which it is at the time listed. If the Common Stock or Preferred Stock is not at the time listed on any national securities exchange, its market value for the purposes hereof shall be the average closing bid price for the last three trading days the Preferred Stock or Common Stock was listed on any national securities exchange.

     8. Covenants of the Corporation. The Corporation will not, by amendment to its Articles of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the preferences and limitations of Series B Preferred Stock to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions set forth herein relating to Series B Preferred Stock and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series B Preferred Stock against dilution or other impairment.

     IN WITNESS WHEREOF, HARVEST RESTAURANT GROUP, INC. has caused this Second Amended Statement of Resolution Establishing Series of Shares to be signed by Steves Rosser, its Vice-President and Secretary, this 12th day of May, 1998.

                                             HARVEST RESTAURANT GROUP, MC.


                                             By: /s/ Steves Rosser
                                                 STEVES ROSSER,
                                                 Vice-President and Secretary

                         HARVEST RESTAURANT GROUP, INC.
                              (a Texas corporation)
                              ---------------------

                             STATEMENT OF RESOLUTION
                     ESTABLISHING SERIES OF PREFERRED STOCK
                     --------------------------------------

                      Series C Convertible Preferred Stock


To:  The Secretary of State
     of the State of Texas

     Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "Act"), the undersigned corporation, HARVEST RESTAURANT GROUP, INC., formerly CluckCorp International, Inc. (the "Corporation"), hereby submits the following statement for the purpose of establishing and designating a series of shares of preferred stock to be known as Series C Convertible Preferred Stock and fixing and determining the relative rights and preferences thereof:

                                  ARTICLE ONE

                                      NAME
                                      ----

     1. The name of the Corporation is HARVEST RESTAURANT GROUP, INC. and the charter number of the Corporation is 01274398.

                                  ARTICLE TWO

                              CORPORATE RESOLUTIONS
                              ---------------------

     1. Be it known that on May 19, 1997, the Corporation had established and designated 3,000,000 shares of its preferred stock as Series A Redeemable Convertible Preferred Stock ("Series A Preferred Stock") and on December 22, 1997, the Corporation had established and designated 1,000 shares of its preferred stock as Series B Convertible Preferred Stock.

     2. The following resolution establishing and designating an additional series of preferred stock, known as: the Series C Convertible Preferred Stock (the "Series C Preferred Stock, and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on July 2, 1998. The Series C Preferred Stock shall rank junior to the Series A Preferred Stock and on parity with the Series B Preferred Stock.

          BE IT RESOLVED that, pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with Article Four, Section 1 of the Corporation's Articles of Incorporation, authorizing 5,000,000 shares of Preferred Stock (the "Preferred Stock"), $1.00 par value per share, approved and adopted on June 17, 1993 by the affirmative vote of the holders of more than the requisite majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote thereon (being the only voting capital stock of the Corporation then outstanding) in accordance with and pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "Act"), the Board of Directors of the Corporation does hereby approve and adopt the following resolutions designating and authorizing for issuance, in accordance with the provisions of Article 2.13 of the Act, the Series C Preferred Stock of the Corporation, said resolutions hereby effected being made prior to issuance of any shares of Series C Preferred Stock, such shares of Series C Preferred Stock to consist of 1,000 shares, each having a par value of $1.00 per share, and each of which shares of Series C Preferred Stock shall have the dividend rights, voting powers. redemption provisions, liquidation preferences and the relative, optional or other special rights, and shall be subject to the qualifications, limitations or restrictions set forth below and the remaining authorized shares of the Preferred Stock shall remain undesignated and reserved for future issuance subject to the future action of the Board of Directors of the Corporation.

               Rights and Preferences of Series C Preferred Stock
               --------------------------------------------------

     1. Dividends.

          (a) Amount and Payment of Dividend. Subject to the limitations hereinafter set forth, the holders of Series C Preferred Stock shall be entitled to receive dividends at the rate of seven percent (7%) per annum of the original issue price thereof of Ten Thousand and No/100 Dollars ($10,000.00) per share, and no more, payable only at the time such shares are converted pursuant to
Section 4 hereof. Such dividends may be paid in cash or in shares of Common Stock of the Corporation as determined by the holders of the Series C Preferred stock in its sole discretion; provided, however, no fractional shares of either security may be issued for dividends any fractional shares will be rounded to the nearest whole share, and provided further that it any such dividend is paid in whole or in part by shares of Common Stock, the number of Shares of such security to be issued as a stock dividend shall be determined by the reported market price of a share of the respective security on the last day of the period for such stock dividend. Any shares of Series C Preferred Stock issued after the date hereof shall accrue dividends from the date of issuance.

          (b) Cumulative Rights. To the extent, if any, that dividends at the rate set forth in Section 1(a) above shall not be paid or set apart in full for the Series C Preferred Stock, the aggregate deficiency shall be cumulated and must be fully paid or set apart for payment before any dividends may be paid upon or set apart for the Common Stock of the Corporation or before the Corporation may purchase any of its Common Stock or otherwise make any distribution on account of its Common Stock or any other class of capital stock now or hereafter authorized or issued by the Corporation which ranks on a parity with or junior to the Series C Preferred Stock (other than (i) a dividend payable in Common Stock, or (ii) by conversion into or exchange for capital stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends).

          (c) No Interest on Accrued Dividends. Any accumulations of dividends on the Series C Preferred Stock shall not bear interest.

          (d) Declaration. Dividends on the Series C Preferred Stock shall be declared if when and as the Board of Directors of the Corporation shall in its sole discretion deem advisable, and only from the surplus of the Corporation as such shall be fixed and determined by the said Board of Directors. The determination of the Board of Directors at any time of the amount of surplus available for the payment of dividends shall be binding and conclusive on the holders of the shares of Series C Preferred Stock then outstanding. If dividends are not paid in full upon the Series C Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series C Preferred Stock, all dividends declared upon shares of Series C Preferred Stock and upon such other shares of Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series C Preferred Stock and such other Preferred Stock shall bear the same ratio to each other that the accumulated dividends per share on the shares of the Series C Preferred Stock and such other shares of Preferred Stock bear to each other. The holders of the Series C Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends provided for in the preceding provisions of this Section.

     2. Voting Rights and Notice of Meeting. The holders of the Common Stock shall have the exclusive right and power to vote an any matter submitted to a vote of the shareholders of the Corporation and the holders of the Series C Preferred Stock shall have no right or power whether authorized by the Act or otherwise to vote on any matter or in any proceeding or to be represented at or to receive notice of any meeting of the shareholders.

     3. Redemption.

     Neither the Corporation nor the Holders of the Series C Preferred Stock shall have any rights of redemption as to the shares of Series C Preferred Stock issued and outstanding.

     4. Conversion of Series C Preferred Stock.

          (a) Conversion Right of Holder. Each share of the Series C preferred Stock shall be convertible, at the option of the holder thereof, at any time after the due of initial issuance of such share of Series C Preferred Stock and up until 3 years thereafter, into either fully-paid and non-assessable whole shares of Common Stock upon the terms and conditions set forth in the following paragraphs of this Section. Nothing contained herein shall required the Company to issue upon receipt of a notice of conversion in excess of 20% of its issued and outstanding Common Stock as provided in NASDAQ Marketplace Rule 4320(e)(21)(H) (the "NASD 20% Rule") unless and until the shareholder approval has been obtained by the Company. In the event that the Company does not issue its Common Stock after receipt of a conversion notice because of the 20% Rule, then in such event, the Company shall pay to the holder 125% of the principal amount of Preferred Stock issued and outstanding plus accrued interest within five (5) business days of receipt of the faxed notice of conversion from the holder.

          (b) Automatic Conversion. The holder's conversion right shall expire three (3) years after the date of issuance. Upon three years from the date of issuance, all shares of Series C Preferred Stock that remain outstanding will automatically convert into shares of the Corporation's Common Stock. The Conversion Rate to be utilized for the automatic conversion shall the rate specified in Section 4(d) which yields the largest number of shares to the holder.

          (c) Exercise of Conversion Right. Any holder of the Series C Preferred Stock electing to convert such stock into Common Stock pursuant to Section 4(a) hereof shall deliver the certificates for the Series C Preferred Stock to the Corporation's principal office or the office of the Corporations Transfer Agent, with the form of written notice to the Corporation endorsed on such certificate(s) of his election to convert such Series C Preferred Stock into Common Stock duly filled out and executed. The conversion right in respect of any such Series C Preferred Stock pursuant to Section 4(a) hereof shall be deemed to have been exercised at the date on which the holder delivers such notice of conversion duly filled out and executed to the Corporation or the Corporation's transfer agent (the "Date of Election"). A facsimile notice of conversion will be accepted by the Corporation as a valid notice of election, so long as the holder then delivers the original certificates within three business days thereafter. The person entitled to receive the Series A Preferred Stock or Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such security on such date; provided, however, that the conversion right in respect of any notice received after the close of business (11:59 PM EST) on any day shall not be deemed to have been exercised until the succeeding business day. As soon as practicable, and in any event within three
(3) business days after the date of receipt of the original certificates of any Series C Preferred Stock to be converted pursuant to Section 4(a) hereof, the Corporation shall deliver to the person entitled thereto, certificate(s) representing the shares of Series A Preferred Stock or Common Stock to which such person shall be entitled on such conversion. The Corporation, as a condition to the exercise of such rights of conversion, may require the payment of a sum equal to any transfer tax or other governmental charge (but not including any tax payable upon the issue of stock deliverable upon such conversion) that may be imposed or required by law, upon any transfer incidental or prior thereto, or the submission of proper proof that the same has been paid.

          (d) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each share of Series C Preferred Stock shall be as follows:

               (1) [LEFT INTENTIONALLY BLANK]

               (2) Conversion into Common Stock. Equal to $10,000, divided by 80% of the average closing bid price of the Common Stock during the five trading day period immediately proceeding the Date of Election as defined in Section 4(a) hereof. In addition, the Corporation shall not be required, in connection with my such conversion, to issue a fraction of a share of its Common Stock nor to deliver any stock certificate representing a fraction thereof.

               (3) Limitations on Conversion. Any holder of the Series C Preferred Stock will be allowed to convert 50% of the aggregate amount of such holders Series C Preferred Stock beginning the day after the registration statement registering the Common Stock has been declared effective, but no sooner than 60 days from the date the Series C Preferred Stock is issued. Any holder of the Series C Preferred Stock will be allowed to convert any and all remaining shares of holder's Series C Preferred Stock be within 120 days after the issuance of the Series C Preferred Stock; provided, however, that if on the 120th day after the issuance of the Series C Preferred Stock the registration statement has not yet been declared effective all holders must wait until the registration statement is declared effective before converting any and all of their Series C Preferred Stock.

          (e) Adjustment of Conversion Rate. The number of shares of Common Stock into which share of the Series C Preferred Stock is convertible shall be subject to adjustment from time to time in certain instances, as follows:

               (1) On Recapitalization. On any recapitalization of the Corporation through the subdivision or combination of its outstanding Common Stock into a greater or smaller number of shares, the number of shares of Common Stock into which the shares of Series C Preferred Stock may be converted shall be increased or reduced in the same proportion.

               (2) On Capital Reorganization, Reclassification, Consolidation, Merger or Sale of Corporate Assets. On my capital reorganization, reclassification of the capital stock, consolidation, merger, or sale or conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series C Preferred Stock shall be convertible into the same kind and amounts of securities, including shares or other assets, or both, into which the number of shares of capital stock of the Corporation which would have been deliverable on conversion of such shares of Series C Preferred stock immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance would have been entitled. Appropriate adjustments, as determined by the Board of Directors of the Corporation, shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series C Preferred Stock so that said provisions, including the provisions with respect to changes in, and other adjustments of, the Conversion Rate, shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other assets thereafter deliverable on conversion of the shares of Series C Preferred Stock.

          (f) Statement of Adjusted Amount. Whenever the amount of shares of Common Stock deliverable on the conversion of Series C Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith maintain at its office and file with the transfer agent or agents, a statement signed by the President or Vice President of the Corporation and by its Chief Financial Officer, stating the adjusted amount of any securities deliverable for each share of Series C Preferred Stock, calculated to the nearest one hundredth (1/100) share, and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

          (g) Fractional Shares. Neither fractional shares nor scrip or other certificates evidencing such shares shall be issued on conversion of the Series C Preferred Stock as herein provided, but the Corporation shall, in lieu thereof, round all such fractional shares to the nearest whole share.

          (h) Payment of Taxes on Conversion of Series C Preferred Stock. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Common Stock on conversion of shares of Series C Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which the shares of Series C Preferred Stock so converted were registered and no such issue or delivery shall be made unless and until the person requesting it has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (i) Reservation of Sufficient Common Stock. So long as any shares of Series C Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert said shares in accordance with the provisions of this
Section 4, the Corporation will at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions, and will take such other corporation action as may be necessary from time to time in order that it may validly and legally issue fully-paid and non-assessable shares of such Common Stock upon conversion of the Series C Preferred Stock.

          (j) Definition of Common Stock. In each case where reference is made to the Common Stock of the Corporation in this Section, unless a different intention is expressed, such reference is to the series or class of Common Stock of the Corporation as such series or class of stock exists at the date of the adoption of these provisions, or stock into which the same may be changed from time to time.

          (k) Status of Converted Preferred Shares. All shares of Series C Preferred Stock so converted shall be canceled and such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

     5. Liquidation Rights.

          (a) Liquidation Preference Amount. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the business or affairs of the Corporation, and after payment of, or adequate provision for payment of, the debt liabilities and other claims of the Corporation as determined by its Board of Directors, each holder of the Series C Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock, or on any other class of stock of the Corporation ranking junior to the shares of Series C Preferred Stock upon liquidation, the amount of Ten Thousand and No/100 Dollars ($10,000.00) per share of Series C Preferred Stock, plus all accrued and unpaid dividends on each such share up to the date fixed for distribution.

          (b) Proportionate Distribution Where Assets Insufficient. In the event the assets of the Corporation available for distribution to the holders of shares of Series C Preferred Stock upon dissolution, liquidation or winding up of the Corporation whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph
(a) of this Section, no such distribution shall be made on account of any shares of any class of capital stock of the Corporation ranking on a parity with the shares of Series C Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series C Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (c) Nonparticipation Right. After the payment to the holders of the shares of Series C Preferred Stock of the full preferential amounts provided for in either paragraph (a) or (b) of this Section, as applicable, the holders of Series C Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

          (d) Excluded Transactions. Neither the consolidation nor merger of the Corporation with or into any other corporation, nor the sale, mortgage, exchange or conveyance of all or substantially all of the properties, assets or business of the Corporation, nor any liquidation, dissolution or winding up of the Corporation occurring substantially concurrently with any such transaction shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning hereof, unless otherwise determined by the Board of Directors of the Corporation.

     6. No  Preemptive  Rights.  No holder of shares of the  Series C  Preferred
Stock shall, as such holder, have any preemptive right to subscribe to or purchase any shares of any class of capital stock of the Corporation now or hereafter authorized or issued, whether or not exchangeable for any capital stock of the Corporation of any class or classes now or hereafter authorized or issued; nor shall any holder of shares of the Series C Preferred Stock, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes of the Corporation.

     7. Determination of Market Value of Capital Stock of Corporation. The determination of the per share market value of Common Stock as set forth in previous Sections shall be determined using the previous five day average closing bid price for the day or, where no sale is made on that day, the average of the closing bid and asked prices for that day as reported by the NASDAQ Small Cap - Issue System if the securities are at the time listed thereon or, if it is not so listed, on any other national securities exchange selected by the Corporation on which it is at the time listed. If the Common Stock is not at the time listed an any national securities exchange, its market value for the purposes hereof shall be the average closing bid price for the last three trading days the Common Stock was listed on any national securities exchange.

     8. Covenants of the Corporation. The Corporation will not, by amendment to its Articles of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the preferences and limitations of Series C Preferred Stock to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions set forth herein relating to Series C Preferred Stock and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series C Preferred Stock against dilution or other impairment.

     IN WITNESS WHEREOF, HARVEST RESTAURANT GROUP, INC. has caused this Statement of Resolution Establishing Series of Shares to be signed by Steves Rosser, its Vice-President and Secretary, this 8th day of July, 1999.

                                           HARVEST RESTAURANT GROUP, INC.


                                           By: /s/ Steves Rosser
                                               STEVES ROSSER,
                                               Vice-President and Secretary

                         HARVEST RESTAURANT GROUP, INC.
                              (a Texas corporation)
                              ---------------------


                             STATEMENT OF RESOLUTION
                     ESTABLISHING SERIES OF PREFERRED STOCK
                     --------------------------------------

                      Series D Convertible Preferred Stock


To:  The Secretary of State
     Of the State of Texas


     Pursuant to the previous of Article 2.13 of the Texas Business Corporation Act (the "Act"), the undersigned corporation, HARVEST RESTAURANT GROUP, INC., formerly CluckCorp International, Inc. (the "Corporation"), hereby submits the following statement of the purpose of establishing and designating a series of shares of preferred stock to be known as Series D Convertible Preferred Stock and fixing and determining the relative rights and preferences thereof:

                                  ARTICLE ONE

                                      NAME
                                      ----

     1. The name of the corporation is HARVEST RESTAURANT GROUP, INC. and the charter number of the Corporation is 01274398.


                                  ARTICLE TWO

                              CORPORATE RESOLUTIONS
                              ---------------------

     1. Be it known that on May 19, 1997, the Corporation had established and designated 3,000,000 shares of its preferred stock as Series A Redeemable Convertible Preferred Stock ("Series A Preferred Stock"); on December 15, 1997, the Corporation had established and designated 1000 shares of its preferred stock as Series B Convertible Preferred Stock ("Series B Preferred Stock"); and on July 2, 1998, the Corporation had established and designated 1000 shares of its preferred stock as Series C Convertible Preferred Stock ("Series C Preferred Stock").

     2. The following resolution establishing and designating an additional series of preferred stock, known as: the Series D Convertible Preferred Stock (the "Series D Preferred Stock"), and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on December 22, 1998. This resolution supercedes the Statement of Resolution Establishing Series of Preferred Stock, known as Series D Convertible Preferred Stock, that was filed with the Secretary of State of Texas on January 14, 1999. The Series D Preferred Stock has been created as part of a recapitalization of the Corporation and the Series D Preferred Stock will be issued for cash and in exchange for all outstanding shares of Series B Preferred Stock and all outstanding shares of Series C Preferred Stock. The Series D Preferred Stock shall rank junior to the Series A Preferred Stock.

BE IT RESOLVED that, pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with Article Four,
Section 1 of the Corporation's Articles of Incorporation, authorizing 5,000,000 shares of Preferred Stock (the "Preferred Stock"), $1.00 par value per share, approved and adopted on June 17, 1993 by the affirmative vote of the holders of more than the requisite majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote thereon (being the only voting capital stock of the Corporation then outstanding) in accordance with and pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "Act"), the Board of Directors of the Corporation does hereby approve and adopt the following resolutions designating and authorizing for issuance, in accordance with the provisions of Article 2.13 of the Act, Nine Thousand Two Hundred (9,200) shares of the Series D Preferred Stock of the Corporation, each having a par value of $1.00 per share, said resolutions hereby effected being made prior to the issuance of any shares of Series D Preferred Stock, such shares of Series D Preferred Stock to be exchanged for the outstanding shares of Series B Preferred Stock and the shares of Series C Preferred Stock, and purchased for cash in the amount subscribed to, and each of which shares of Series D Preferred Stock shall have the dividend rights, voting powers, redemption provisions, liquidation preferences and the relative, optional and other special rights, and shall be subject to the qualifications, limitations or restrictions set forth below; and the remaining authorized shares of the Preferred Stock shall remain undesignated and reserved for future issuance subject to the future action of the Board of Directors of the Corporation.


                                 ARTICLE THREE

               RIGHTS AND PREFERENCES OF SERIES D PREFERRED STOCK
               --------------------------------------------------

     1. Dividends.

          (a) Amount and Payment of Dividend. Subject to the limitations hereinafter set forth, the holders of Series D Preferred Stock shall be entitled to receive dividends at the rate of seven percent (7%) per annum of the original issue price thereof of One Thousand and No/100 Dollars ($1,000.00) per share, and no more, payable only at the time such shares are converted pursuant to
Section 4 hereof. Such dividends may be paid in cash or in shares of Common Stock of the Corporation as determined by the holders of the Series D Preferred Stock in their sole discretion; provided, however, no fractional shares of either security may be issued for dividends, any fractional shares will be rounded to the nearest whole share, and provided further that if any such dividend is paid in whole or in part by shares of Common Stock, the number of shares of such security to be issued as a stock dividend shall be determined by the Market Value (as defined in Section 7 below) of a share of Common Stock as of the last day of the period for such stock dividend. Any shares of Series D Preferred Stock issued after the date hereof shall accrued dividends from the date of issuance.

          (b) Cumulative Rights. To the extent, if any, that dividends at the rate set forth in Section 1(a) above shall not be paid or set apart in full for the Series D Preferred Stock, the aggregate deficiency shall be cumulated and must be fully paid or set apart for payment before any dividends may be paid upon or set apart for the Common Stock of the Corporation or before the Corporation may purchase any of its Common Stock or otherwise make any distribution on account of its Common Stock or any other class of capital stock now or hereafter authorized or issued by the Corporation which ranks on a parity with or junior to the Series D Preferred Stock (other than (i) a dividend payable in Common Stock, (ii) by conversion into or exchange for capital stock of the Corporation ranking junior to the Series D Preferred Stock as to dividends, or (iii) a dividend payable in compliance with Section 1(d) below).

          (c) No Interest on Accrued Dividends. Any accumulations of dividends on the Series D Preferred Stock shall not bear interest.

          (d) Declaration. Dividends on the Series D Preferred Stock shall be declared if, when and as the Board of Directors of the Corporation shall in its sole discretion deem advisable, and only from the surplus of the Corporation as such shall be fixed and determined by the said Board of Directors. The determination of the Board of Directors at any time of the amount of surplus available for the payment of dividends shall be binding and conclusive on the holders of the shares of Series D Preferred Stock then outstanding. If dividends are not paid in full upon the Series D Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series D Preferred Stock, all dividends declared upon shares of Series D Preferred Stock and upon such other shares of Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series D Preferred Stock and such other Preferred Stock shall bear the same ratio to each other that that accumulated dividends per share on the shares of the Series D Preferred Stock and such other shares of Preferred Stock bear to each other. The holders of the Series D Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends provided for in the preceding provisions of this Section.

     2. Voting Rights and Notice of Meetings. The holders of the Common Stock shall have the exclusive right and power to vote on any matter submitted to a vote of the shareholders of the Corporation, and the holders of the Series D Preferred Stock shall have no right or power whether authorized by the Act or otherwise to vote on any matter or in any proceeding or to be represented at or to receive notice of any meeting of the shareholders.

     3. Redemption.

          Neither the Corporation nor the Holders of the Series D Preferred Stock shall have any rights of redemption as to the shares of Series D Preferred Stock issued and outstanding.



     4. Conversion of Series D Preferred Stock.

          (a) Conversion Right of Holder. Each share of the Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of initial issuance of such share of Series D Preferred Stock (subject to Section 4(d)(3) below) and up until three years thereafter, into fully-paid and non-assessable whole shares of Common Stock upon the terms and conditions set forth in the following paragraphs of this Section. Nothing contained herein shall required the Company to issue upon receipt of a notice of conversion in excess of 20% of its issued and outstanding Common Stock as provided in NASDAQ Marketplace Rule 4320(e)(21)(H) (the "NASD 20% Rule") unless and until the shareholder approval has been obtained by the Company. In the event that the Company does not issue its Common Stock after receipt of a conversion notice because of the 20% Rule, then in such event, the Company shall pay to the holder 125% of the principal amount of Preferred Stock for which a notice of conversion was given and which was not converted for such reason, plus accrued interest within five (5) business days of receipt of the faxed notice of conversion from such holder.

          (b) Automatic Conversion. The holder's conversion right shall expire three (3) years after the date of issuance. Upon three years from the date of issuance, all shares of Series D Preferred Stock that remain outstanding will automatically convert into shares of the Corporation's Common Stock. The Conversion Rate to be utilized for the automatic conversion shall the rate specified in Section 4(d) which yields the largest number of shares to the holder.

          (c) Exercise of Conversion Right. Any holder of the Series D Preferred Stock electing to convert such stock into Common Stock pursuant to Section 4(a) hereof shall deliver the certificates for the Series D Preferred Stock to the Corporation's principal office or the office of the Corporation's Transfer Agent, with the form of written notice to the Corporation endorsed on such certificate(s) of his election to convert such Series D Preferred Stock into Common Stock duly filled out and executed. The conversion right in respect of any such Series D Preferred Stock pursuant to Section 4(a) hereof shall be deemed to have been exercised at the date on which the holder delivers such notice of conversion duly filled out and executed to the Corporation or the Corporation's transfer agent (the "Date of Election"). A facsimile notice of conversion will be accepted by the Corporation as a valid notice of election, so long as the holder then delivers the original certificates within three business days thereafter. The person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such security on such date; provided, however, that the conversion right in respect of any notice receive after the close of business (11:59 PM EST) on any day shall not be deemed to have been exercised until the next succeeding business day. As soon as practicable, and in any event within three (3) business days (five business days if the Common Stock is then being quoted on the OTC Bulletin Board) after the date of receipt of the original certificates of any Series D Preferred Stock to be converted pursuant to Section 4(a) hereof, the Corporation shall deliver to the person entitled thereto, certificate(s) representing the shares of Common Stock to which such person shall be entitled on such conversion. The Corporation, as a condition to the exercise of such rights of conversion, may require the payment of a sum equal to any transfer tax or other governmental charge (but not including any tax payable upon the issue of stock deliverable upon such conversion) that may be imposed or required by law, upon any transfer incidental or prior thereto, or the submission of proper proof that the same has been paid.

          (d) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each share of Series D Preferred Stock shall be as follows:

               (1) [LEFT INTENTIONALLY BLANK]

               (2) Conversion into Common Stock. Equal to $1,000, divided by 80% of the Market Value (as defined in Section 7 below) as of the Date of Elections defined in Section 4(a) hereof. In addition, the Corporation shall not be required, in connection with any such conversion, to issue a fraction of a share of its Common Stock nor to deliver any stock certificate representing a fraction thereof.

               (3) Limitations on Conversion. Any holder of the Series D Preferred Stock will be allowed to convert the aggregate amount of such holder's Series D Preferred Stock beginning the day after the registration statement registering the Common Stock has been declared effective by the Securities and Exchange Commission, but no sooner than 120 days after the Corporation's shareholders approve an amendment to the Corporation's Articles of Incorporation increasing the number of authorized shares of Common Stock to not less than 100,000,000 (the "Shareholders Meeting"). If on the 120th day after the Shareholders Meeting the registration statement has not yet been declared effective, all holders must wait until the registration statement is declared effective before converting any and all of their Series D Preferred Stock.

          (e) Adjustment of Conversion Rate. The number of shares of Common Stock into which each share of the Series D Preferred Stock is convertible shall be subject to adjustment from time to time in certain instances, as follows:

               (1) On Recapitalization. On any recapitalization of the Corporation through the subdivision or combination of its outstanding Common Stock into a greater or smaller number of shares, the number of shares of Common Stock into which the shares of Series D Preferred Stock may be converted shall be increased or reduced in the same proportion.

               (2) On Capital Reorganization, Reclassification, Consolidation, Merger or Sale of Corporate Assets. On any capital reorganization, reclassification of the capital stock, consolidation, merger, or sale or conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series D Preferred Stock shall be convertible into the same kind and amounts of securities, including shares or other assets, or both, that the holder of such share would have received had he converted such share of Series D Preferred Stock into Common Stock immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance. Appropriate adjustments, as determined by the Board of Directors of the Corporation, shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series D Preferred Stock so that said provisions, including the provisions with respect to changes in, and other adjustments of, the Conversion Rate, shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other assets thereafter deliverable on conversion of the shares of Series D Preferred Stock.

          (f) Statement of Adjusted Amount. Whenever the amount of shares of Common Stock deliverable on the conversion of Series D Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith maintain at its office and file with the transfer agent or agents, a statement signed by the President or Vice President of the Corporation and by its Chief Financial Officer, stating the adjusted amount of any securities deliverable for each share of Series D Preferred Stock, calculated to the nearest one hundredth (1/100) share, and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

          (g) Fractional Shares. Neither fractional shares nor scrip or other certificates evidencing such shares shall be issued on conversion of the Series D Preferred Stock as herein provided, but the Corporation shall, in lieu thereof, round all such fractional shares to the nearest whole share.

          (h) Payment of Taxes on Conversion of Series D Preferred Stock. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Common Stock on conversion of shares of Series D Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which the shares of Series D Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting it has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (i) Reservation of Sufficient Common Stock. So long as any shares of Series D Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert said shares in accordance with the provisions of this
Section 4, the Corporation will at all times after the Shareholders Meeting reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions, and will take such other corporation action as may be necessary from time to time in order that it may validly and legally issue fully-paid and non-assessable shares of such Common Stock upon conversion of the Series D Preferred Stock.

          (j) Definition of Common Stock. In each case where reference is made to the Common Stock of the Corporation in this Section, unless a different intention is expressed, such reference is to the series or class of Common Stock of the Corporation as such series or class of stock exists at the date of the adoption of these provisions, or stock into which the same may be changed from time to time.

          (k) Status of Converted Preferred Shares. All shares of Series D Preferred Stock so converted shall be canceled and such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.



     5. Liquidation Rights.

          (a) Liquidation Preference Amount. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the business or affairs of the Corporation, and after payment of, or adequate provision for payment of, the debts, liabilities and other claims of the Corporation as determined by its Board of Directors, each holder of the Series D Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock, or on any other class of stock of the Corporation ranking junior to the shares of Series D Preferred Stock upon liquidation, the amount of One Thousand and No/100 Dollars ($1,000.00) per share of Series D Preferred Stock, plus all accrued and unpaid dividends on each such share up to the date fixed for distribution.

          (b) Proportionate Distribution Where Assets Insufficient. In the event the assets of the Corporation available for distribution to the holders of shares of Series D Preferred Stock upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph
(a) of this Section, no such distribution shall be made on account of any shares of any class of capital stock of the Corporation ranking on a parity with the shares of Series D Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series D Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (c) Nonparticipation Right. After the payment to the holders of the shares of Series D Preferred Stock of the full preferential amounts provided for in either paragraph (a) or (b) of this Section, as applicable, the holders of Series D Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

          (d) Excluded Transactions. Neither the consolidation nor merger of the Corporation with or into any other corporation, nor the sale, mortgage, exchange or conveyance of all or substantially all of the properties, assets or business of the Corporation, nor any liquidation, dissolution or winding up of the Corporation occurring substantially concurrently with any such transaction shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning hereof, unless otherwise determined by the Board of Directors of the Corporation.

     6. No  Preemptive  Rights.  No holder of shares of the  Series D  Preferred
Stock shall, as such holder, have any preemptive right to subscribe to or purchase any shares of any class of capital stock of the Corporation nor or hereafter authorized or issued, whether or not exchangeable for any capital stock of the Corporation of any class or classes now or hereafter authorized or issued; nor shall any holder of shares of the Series D Preferred Stock, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes of the Corporation.

     7. Determination of Market Value of Capital Stock of Corporation. The determination of the per share "Market Value" of Common Stock as set forth in previous Sections shall be determined using the previous five day average closing bid price for the day or, where no sale is made on that day, the average of the closing bid and asked prices for that day on the NASDAQ Stock Market or the OTC Bulletin Board if the securities are at the time listed or quoted thereon, respectively, or, if it is not so listed or quoted, on any other national securities exchange selected by the Corporation on which it is at the time listed. If at the applicable time the Common Stock is quoted on the OTC Bulletin Board, the foregoing calculations shall be based on a Trade and Quote Summary Report from the OTC Bulletin Board Research Service if available, and if not, on any other publicly available data reasonably deemed reliable by the Corporation.

     8. Covenants of the Corporation. The Corporation will not, by amendment to its Articles of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the preferences and limitations of Series D Preferred Stock to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions set forth herein relating to Series D Preferred Stock and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series D Preferred Stock against dilution or other impairment.

     IN WITNESS WHEREOF, HARVEST RESTAURANT GROUP, INC. has caused this Statement of Resolution Establishing Series of Shares to be signed by Timothy R. Robinson, its Chief Financial Officer, this _______ day of February, 1999.

                                         HARVEST RESTAURANT GROUP, INC.


                                         By:

                                         Name:

                                         Title:

                         HARVEST RESTAURANT GROUP, INC.
                              (a Texas corporation)
                              ---------------------


                             STATEMENT OF RESOLUTION
                     ESTABLISHING SERIES OF PREFERRED STOCK
                     --------------------------------------

                      Series E Convertible Preferred Stock


To:  The Secretary of State
     of the State of Texas

     Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "Act"), the undersigned corporation, HARVEST RESTAURANT GROUP, INC., (the "Corporation"), hereby submits the following statement for the purpose of establishing and designating a series of shares of preferred stock to be known as Series E Convertible Preferred Stock and fixing and determining the relative rights and preferences thereof:


                                  ARTICLE ONE

                                      NAME
                                      ----

     1. The name of the Corporation is HARVEST RESTAURANT GROUP, INC., and the charter number of the Corporation is 01274398.


                                  ARTICLE TWO

                              CORPORATE RESOLUTIONS
                              ---------------------

     1. Be it known that on May 19, 1997 the Corporation had established and designated 3,000,000 shares of its preferred stock as Series A Redeemable Convertible Preferred Stock ("Series A Preferred Stock") and on December 22, 1997 the Corporation had established and designated 1,000 shares of its preferred stock as Series B Convertible Preferred Stock ("Series B Preferred Stock"), on July 2, 1998 the Corporation had established and designated 1,000 shares of its preferred stock as Series C Convertible Preferred Stock ("Series C Preferred Stock"), and on December 22, 1998, the Corporation had established and designated 8,600 shares of its preferred stock as Series D Convertible Preferred Stock ("Series D Preferred Stock") for which all outstanding shares of Series B Preferred Stock and Series C Preferred Stock were exchanged.

     2. The following resolution establishing and designating an additional series of preferred stock, known as: the Series E Convertible Preferred Stock (the "Series E Preferred Stock"), and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on December 22, 1998. The Series E Preferred Stock shall rank junior to the Series A Preferred Stock and the Series D Preferred Stock.

     BE IT RESOLVED that, pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with Article Four,
Section 1 of the Corporation's Articles of Incorporation, authorizing 5,000,000 shares of Preferred Stock (the "Preferred Stock"), $1.00 par value per share, approved and adopted on June 17, 1993 by the affirmative vote of the holders of more than the requisite majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote thereon (being the only voting capital stock of the Corporation then outstanding) in accordance with and pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "Act"), the Board of Directors of the Corporation does hereby approve and adopt the following resolutions designating and authorizing for issuance, in accordance with the provisions of Article 2.13 of the Act, 745,000 shares of the Series E Preferred Stock of the Corporation, each having a par value of $1.00 per share, said resolutions hereby effected being made prior to the issuance of any shares of Series E Preferred Stock, and each of which shares of Series E Preferred Stock shall have the dividend rights, voting powers, redemption provisions, liquidation preferences and the relative, optional or other special rights, and shall be subject to the qualifications, limitations or restrictions set forth below and the remaining authorized shares of the Preferred Stock shall remain undesignated and reserved for future issuance subject to the future action of the Board of Directors of the Corporation.


               Rights and Preferences of Series E Preferred Stock
               --------------------------------------------------

1. Dividends.

     (a) Amount and Payment of Dividend. Subject to the limitations hereinafter set forth, the holders of Series E Preferred Stock shall be entitled to receive dividends at the rate of eight percent (8%) per annum of the original issue price thereof of Ten and No/100 Dollars ($10.00) per share, and no more, payable only at the time such shares are converted pursuant to Section 4 hereof. Such dividends may be paid in cash or in shares of Common Stock of the Corporation as determined by the Board of Directors of the Corporation in its sole discretion; provided, however, no fractional shares may be issued for dividends, any fractional shares will be rounded to the nearest whole share, and provided further that if any such dividend is paid in whole or in part by shares of Common Stock, the number of shares of such security to be issued as a stock dividend shall be determined by the Market Value (as defined in Section 7 below) of a share of Common Stock on the last day of the period for such stock dividend. Any shares of Series E Preferred Stock issued after the date hereof shall accrue dividends from the date of issuance.

     (b) Cumulative Rights. To the extent, if any, that dividends at the rate set forth in Section 1(a) above shall not be paid or set apart in full for the Series E Preferred Stock, the aggregate deficiency shall be cumulated and must be fully paid or set apart for payment before any dividends may be paid upon or set apart for the Common Stock of the Corporation or before the Corporation may purchase any of its Common Stock or otherwise make any distribution on account of its Common Stock or any other class of capital stock now or hereafter authorized or issued by the Corporation which ranks on a parity with or junior to the Series E Preferred Stock (other than (i) a dividend payable in Common Stock, (ii) by conversion into or exchange for capital stock of the Corporation ranking junior to the Series E Preferred Stock as to dividends, or (iii) a dividend payable in compliance with Section 1(d) below).

     (c) No Interest on Accrued Dividends. Any accumulations of dividends on the Series E Preferred Stock shall not bear interest.

     (d) Declaration. Dividends on the Series E Preferred Stock shall be declared if, when and as the Board of Directors of the Corporation shall in its sole discretion deem advisable, and only from the surplus of the Corporation as such shall be fixed and determined by the said Board of Directors. The determination of the Board of Directors at any time of the amount of surplus available for the payment of dividends shall be binding and conclusive on the holders of the shares of Series E Preferred Stock then outstanding. If dividends are not paid in full upon the Series E Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series E Preferred Stock, all dividends declared upon shares of Series E Preferred Stock and upon such other shares of Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series E Preferred Stock and such other Preferred Stock shall bear the same ratio to each other that the accumulated dividends per share on the shares of the Series E Preferred Stock and such other shares of Preferred Stock bear to each other. The holders of the Series E Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends provided for in the preceding provisions of this Section.

2. Voting Rights and Notice of Meetings. The holders of the Common Stock shall have the exclusive right and power to vote on any matter submitted to a vote of the shareholders of the Corporation and the holders of the Series E Preferred Stock shall have no right or power whether authorized by the Act or otherwise to vote on any matter or in any proceeding or to be represented at or to receive notice of any meeting of the shareholders.

3. Redemption by Corporation.

     The Corporation shall have the right to redeem the shares of Series E Preferred Stock at any time after six months from the date of issuance for $.01 per share, if the Market Value of the Common Stock exceeds $3.50 per share as of the date of redemption. Notice of redemption must be mailed at least 30 days in advance to each holder of record of the Series E Preferred Stock to the holder's address as shown on the stock transfer books of the Corporation. On the redemption date, the shares of Series E Preferred Stock will automatically convert to into Common Stock at the conversion rate as set forth in Section 4 below. Upon conversion all rights of the holders of such Series E Preferred Stock will terminate.

4. Conversion of Series E Preferred Stock

     (a) Conversion Right of Holder. Each share of the Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time after six months from the date of issuance of such share of Series E Preferred Stock into fully paid and nonassessable whole shares of Common Stock upon the terms and conditions set forth in the following paragraphs of this Section.

     (b) Exercise of Conversion Right. Any holder of the Series E Preferred Stock electing to convert such stock into Common Stock pursuant to Section 4(a) hereof shall deliver the certificates for the Series E Preferred Stock to the Corporation's principal office or the office of the Corporation Transfer Agent, with the form of written notice to the Corporation endorsed on such certificate(s) of his election to convert such Series E Preferred Stock into Common Stock duly filled out and executed. The conversion right in respect of any such Series E Preferred Stock pursuant to Section 4(a) hereof shall be deemed to have been exercised at the date on which the holder delivers such notice of conversion duly filled out and executed to the Corporation or the Corporation's transfer agent to the Corporation (the "Date of Election"). A facsimile notice of conversion will be accepted by the Corporation as a valid notice of election, so long as the holder then delivers the original certificates within three business days thereafter. The person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such security on such date; provided, however, that the conversion right in respect of any notice receive after the close of business (11:59 PM EST) on any day shall not be deemed to have been exercised until the next succeeding business day. As soon as practicable, and in any event within three (3) business days (five business days if the Common Stock is then being quoted on the OTC Bulletin Board) after the date of receipt of the original certificates of any Series E Preferred Stock to be converted pursuant to Section 4(a) hereof, the Corporation shall deliver to the person entitled thereto, certificate(s) representing the shares of Common Stock to which such person shall be entitled on such conversion. The Corporation, as a condition to the exercise of such rights of conversion, may require the payment of a sum equal to any transfer tax or other governmental charge (but not including any tax payable upon the issue of stock deliverable upon such conversion) that may be imposed or required by law, upon any transfer incidental or prior thereto, or the submission of proper proof that the same has been paid.

     (c) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each share of Series E Preferred Stock shall be equal to $10.00, divided by $2.50; provided, however, the Corporation shall not be required, in connection with any such conversion, to issue a fraction of a share of its Common nor to deliver any stock certificate representing a fraction thereof.

     (d) Adjustment of Conversion Rate. The number of shares of Common Stock into which share of the Series E Preferred Stock is convertible shall be subject to adjustment from time to time in certain instances, as follows:

          (1) Recapitalization. On any recapitalization of the Corporation through the split, reverse split, subdivision or combination of its outstanding Common Stock into a greater or smaller number of shares, the number of shares of Common Stock into which the shares of Series E Preferred Stock may be converted shall be increased or reduced in the same proportion by an adjustment to the conversion rate.

          (2) On Capital Reorganization, Reclassification, Consolidation, Merger or Sale of Corporate Assets. On any capital reorganization, reclassification of the capital stock, consolidation, merger, or sale or conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series E Preferred Stock shall be convertible into the same kind and amounts of securities, including share or other assets, or both, that the holder of such share would have received had he converted such share of Series E Preferred Stock into Common Stock immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance. Appropriate adjustments, as determined by the Board of Directors of the Corporation, shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series E Preferred Stock so that said provisions, including the provisions with respect to changes in, and other adjustments of, the Conversion Rate, shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other assets thereafter deliverable on conversion of the shares of Series E Preferred Stock.

     (e) Statement of Adjusted Amount. Whenever the amount of shares of Common Stock deliverable on the conversion of Series E Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith maintain at its office and file with the transfer agent or agents, a statement signed by the President or Vice President of the Corporation and by its Chief Financial Officer, stating the adjusted amount of any securities deliverable for each share of Series E Preferred Stock, calculated to the nearest one hundredth (1/100th) share, and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

     (f) Fractional Shares. Neither fractional shares nor scrip or other certificates evidencing such shares shall be issued on conversion of the Series E Preferred Stock as herein provided, but the Corporation shall, in lieu thereof, round all such fractional shares to the nearest whole share.

     (g) Payment of Taxes on Conversion of Series E Preferred Stock. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Common Stock on conversion of shares of Series E Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which the shares of Series E Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting it has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (h) Reservation of Sufficient Common Stock. So long as any shares of Series E Preferred Stock shall remain outstanding and the holders thereof have the right to convert said shares in accordance with the provisions of this Section 4, the Corporation will at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions, and will take such other corporation action as may be necessary from time to time in order that it may validly and legally issue fully-paid and non-assessable shares of such Common Stock upon conversion of the Series E Preferred Stock.

     (i) Definition of Common Stock. In each case where reference is made to the Common Stock of the Corporation in this Section, unless a different intention is expressed, such reference is to the series or class of Common Stock of the Corporation as such series or class of stock exists at the date of the adoption of these provisions, or stock into which the same may be changed from time to time.

     (j) Status of Converted Preferred Shares. All shares of Series E Preferred Stock so converted shall be canceled and such shares shall be restored to the status of authorized but unissued shares of Preferred Stock.

5. Liquidation Rights.

     (a) Liquidation Preference Amount. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the business or affairs of the Corporation, and after payment of, or adequate provision for payment of, the debts, liabilities and other claims of the Corporation as determined by its Board of Directors, each holder of the Series E Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock, or on any other class of stock of the Corporation ranking junior to the shares of Series E Preferred Stock upon liquidation, the amount of Ten Dollars ($10.00) per share of Series E Preferred Stock, plus all accrued and unpaid dividends on each such share up to the date fixed for distribution.

     (b) Proportionate Distribution Where Assets Insufficient. In the event the assets of the Corporation available for distribution to the holders of shares of Series E Preferred Stock upon dissolution, liquidation or winding up of the Corporation whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section, no such distribution shall be made on account of any shares of any class of capital stock of the Corporation ranking on a parity with the shares of Series E Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series E Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (c) Nonparticipation Right. After the payment to the holders of the shares of Series E Preferred Stock of the full preferential amounts provided for in either paragraph (a) or (b) of this Section, as applicable, the holders of Series E Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

     (d) Excluded Transactions. Neither the consolidation nor merger of the Corporation with or into any other corporation, nor the sale, mortgage, exchange or conveyance of all or substantially all of the properties, assets or business of the Corporation, nor any liquidation, dissolution or winding up of the Corporation occurring substantially concurrently with any such transaction shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning hereof, unless otherwise determined by the Board of Directors of the Corporation.

6. No Preemptive Rights. No holder of shares of the Series E Preferred Stock shall, as such holder, have any preemptive right to subscribe to or purchase any shares of any class of capital stock of the Corporation now or hereafter authorized or issued, whether or not exchangeable for any capital stock of the Corporation of any class or classes now or hereafter authorized or issued; nor shall any holder of shares of the Series E Preferred Stock, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes of the Corporation.

7. Determination of Market Value of Capital Stock of Corporation. The determination of the per share "Market Value" of Common Stock as set forth in previous Sections shall be determined using the previous five day average closing bid price for the day or, where no sale is made on that day, the average of the closing bid and asked prices for that day on the NASDAQ Stock Market or the OTC Bulletin Board if the securities are at the time listed or quoted thereon, respectively, or, if it is not so listed or quoted, on any other national securities exchange selected by the Corporation on which it is at the time listed. If at the applicable time the Common Stock is quoted on the OTC Bulletin Board, the foregoing calculations shall be based on a Trade and Quote Summary Report from the OTC Bulletin Board Research Service if available, and if not, on any other publicly available data reasonably deemed reliable by the Corporation.

8. Covenants of the Corporation. The Corporation will not, by amendment to its Articles of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the preferences and limitations of Series E Preferred Stock to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions set forth herein relating to Series E Preferred Stock and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series E Preferred Stock against dilution or other impairment.

     IN WITNESS WHEREOF, HARVEST RESTAURANT GROUP, INC. has caused this Statement of Resolution Establishing Series of Shares to be signed by William J. Gallagher, its Chairman of the Board and Chief Executive Officer, and attested by Joseph Fazzone, its Secretary, this _______th day of December, 1998.


                                          HARVEST RESTAURANT GROUP, INC.



                                          By:/s/ William J. Gallagher
                                          ---------------------------
                                               WILLIAM J. GALLAGHER,
                                               Chairman of the Board and
                                               Chief Executive Officer



                                          By:/s/ Joseph Fazzone
                                          ---------------------
                                               JOSEPH FAZZONE,
                                               Chief Financial Officer and
                                               Secretary

                              ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION


     Pursuant  to  the   provisions  of  Article  4.04  of  the  Texas  Business
Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                  ARTICLE ONE:
                                      NAME
                                      ----

     The name of the corporation is CLUCKCORP INTERNATIONAL, INC.

                                  ARTICLE TWO:
                                   AMENDMENTS
                                   ----------

     The following amendments to the Articles of incorporation were adopted by the Shareholders of the Corporation on September 30, 1997, in order to change the name of the Corporation and increase the number of authorized shares of common stock of the Corporation.

Article One of the Amended Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                                  ARTICLE ONE:
                                      NAME
                                      ----

     The name of the corporation is HARVEST RESTAURANT GROUP, INC. (the "Corporation").

     2.2 Article Four, Section 1, of the Amended Articles of incorporation of the Corporation is hereby amended to read in its entirety as follows.

                                  ARTICLE FOUR:
                  CAPITALIZATION, PREEMPTIVE RIGHTS AND VOTING
                  --------------------------------------------

     Section 1. Authorized Shares. The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Twenty-Five Million (25,000,000) shares of which Twenty Million (20,000,000) shall be Common Stock and five million (5,000,000) shall be Preferred Stock. Each share of Common Stock shall have par value of ONE CENT ($.01), and each share of Preferred Stock shall have a par value of ONE DOLLAR ($1.00).

     The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provisions of the Act. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

                                 ARTICLE THREE:
                               OUTSTANDING SHARES
                               ------------------

     The number of shares of common stock of the Corporation outstanding at the time of the adoption of the foregoing amendments to the Articles of Incorporation of the Corporation was 2,369,030; and the number of shares of common stock entitled to vote thereon was 2,369,030. The number of shares of preferred stock of the Corporation outstanding at the time of the adoption of the foregoing amendments to the Articles of Incorporation of the Corporation was 515,000: and the number of shares of preferred stock entitled to vote thereon was 0.

                                  ARTICLE FOUR:
                               ADOPTING AMENDMENTS
                               -------------------

     4.1 The total number of shares of common stock voted for the amendment of Article One of the Articles of Incorporation as set forth above was 1,430,483; and the number of shares of common stock voted against such amendment was 11,300. The owners of 927,247 shares of common stock did not vote. The owners of the preferred stock were not entitled to vote on said amendment of Article One of the Articles of Incorporation.

     4.2 The number of shares of common stock voted for the amendment of Article Four of the Articles of Incorporation as set forth above was 1,305,458; and the number of shares of common stock voted against such amendment was 113,825. The owners of 949,747 shares of common stock did not vote. The owners of the preferred stock were not entitled to vote on said amendment of Article Four of the Articles of Incorporation.

     Executed this 30th day of September, 1997.

                                            CLUCKCORP INTERNATIONAL, INC.


                                            By:/s/ William J. Gallagher
                                            ---------------------------
                                               William J. Gallagher
                                               Chief Executive Officer

                         HARVEST RESTAURANT GROUP, INC.
                       ARTICLES/CERTIFICATE OF CORRECTION

     This correction is submitted pursuant to Article 1302-7.01, Texas Miscellaneous Corporation Laws Act for a corporation, to correct a document which is an inaccurate record of the entity action, contains an inaccurate or erroneous statement, or was defectively or erroneously executed, sealed, acknowledged or verified.

                                   ARTICLE ONE

     The name of the entity is HARVEST RESTAURANT GROUP, INC., fka CLUCKCORP INTERNATIONAL, INC.

                                   ARTICLE TWO

     The document to be corrected is the Articles of Amendment to the Articles of Incorporation which were filed in the Office of the Secretary of State on the 1st day of October, 1997.

                                  ARTICLE THREE

     The inaccuracy, error, or defect to be corrected is:

     "4.1 The total number of shares of common stock voted for the amendment of Article One of the Articles of Incorporation as set forth above was 1,430,483; and the number of shares of common stock voted against such amendment was 11,300. The owners of 927,247 shares of common stock did not vote. The owners of the preferred stock were not entitled to vote on said amendment of Article One of the Articles of Incorporation.

     4.2 The number of shares of common stock voted for the amendment of Article Four of the Articles of Incorporation as set forth above was 1,305,458; and the number of shares of common stock voted against such amendment was 113,825. The owners of 949,747 shares of common stock did not vote. The owners of the preferred stock were not entitled to vote on said amendment of Article Four of the Articles of Incorporation."

                                  ARTICLE FOUR

     As corrected, the inaccurate, erroneous, or defective portion of the document reads as follows:

     "4.1 The total number of shares of common stock voted for the amendment of Article One of the Articles of Incorporation as set forth above was 1,745,930; the number of shares of common stock voted against such amendment was 11,300; and 3,800 shares of common stock voted to abstain. The owners of 608,000 shares of common stock did not vote. The owners of the preferred stock were not entitled to vote on said amendment of Article One of the Articles of Incorporation.


     4.2 The number of shares of common stock voted for the amendment of Article Four of the Articles of Incorporation as set forth above was 1,620,405; the number of shares of common stock voted against such amendment was 113,825; and 26,800 shares of common stock voted to abstain. The owners of 608,000 shares of common stock did not vote. The owners of the preferred stock were not entitled to vote on said amendment of Article Four of the Articles of Incorporation."


                                              By:/s/ William J. Gallagher
                                              ---------------------------
                                                 William J. Gallagher
                                                 Chief Executive Officer

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

     Pursuant  to  the   provisions  of  Article  4.04  of  the  Texas  Business
Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                  ARTICLE ONE:

                                      NAME
                                      ----

     The name of the corporation is HARVEST RESTAURANT GROUP, INC.

                                  ARTICLE TWO:

                                   AMENDMENTS
                                   ----------

     The following amendments to the Articles of Incorporation were adopted by the Shareholders of the Corporation on March 12, 1999, in order to change the name of the Corporation and increase the number of authorized shares of common stock of the Corporation.

     2.1 Article One of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                                  ARTICLE ONE:
                                      NAME
                                      ----

     The name of the corporation is TANNER'S RESTAURANT GROUP, INC. (the "Corporation").

     2.2 Article Four, Section 1, of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:


                                  ARTICLE FOUR:
                  CAPITALIZATION, PREEMPTIVE RIGHTS AND VOTING
                  --------------------------------------------

     Section 1. Authorized Shares. The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock". The total number of shares that the Corporation is authorized to issue is Two Hundred Five Million (205,000,000) shares, of which Two Hundred Million (200,000,000) shall be Common Stock and Five Million (5,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of ONE CENT ($.01), and each share of Preferred Stock shall have a par value of ONE DOLLAR ($1.00).

     The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series, each of which shall have designation(s) or title(s) as may be fixed by the Board of Directors prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provisions of the Act. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

                                 ARTICLE THREE:
                               OUTSTANDING SHARES
                               ------------------

The number of shares of common stock of the Corporation outstanding on the date of record for determining the shareholders entitled to vote upon the adoption of the foregoing amendments to the Articles of Incorporation of the Corporation was 8,241,609; and the number of shares of common stock entitled to vote thereon was 8,241,609. The number of shares of preferred stock of the Corporation outstanding on the date of record for determining the shareholders of record entitled to vote upon the adoption of the foregoing amendments to the Articles of Incorporation of the Corporation was 1,247,552; and the number of shares of preferred stock entitled to vote thereon was 0.

                                  ARTICLE FOUR:
                               ADOPTING AMENDMENTS
                               -------------------

     4.1 The total number of shares of common stock voted for the amendment of Article One of the Articles of Incorporation as set forth above was 7,352,794, and the number of shares of common stock voted against such amendment was 31,480. The owners of 857,335 shares of common stock did not vote. The owners of the preferred stock were not entitled to vote on said amendment of Article One of the Articles of Incorporation.

     4.2 The number of shares of common stock voted for the amendment of Article Four of the Articles of Incorporation as set forth above was 7,228,549 and the number of shares of common stock voted against such amendment was 151,674. The owners of 861,386 shares of common stock did not vote. The owners of the preferred stock were not entitled to vote on said amendment of Article Four of the Articles of Incorporation.

          Executed this 12th day of March, 1999


                                        HARVEST RESTAURANT GROUP, INC.



                                        By: /s/ Clyde E. Culp, III
                                        --------------------------
                                            Clyde E. Culp, III
                                            Chairman and Chief Executive Officer